SCHEDULE 14A INFORMATION
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials Rule 14a-11(c) or Rule 14a-12

                     Weider Nutrition International, Inc.

               (Name of Registrant as Specified in its Charter)


   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount Previously Paid:

      (2)   Form, Schedule or Registration Statement no.:

      (3)   Filing Party:

      (4)   Date Filed:

                     WEIDER NUTRITION INTERNATIONAL, INC.
                             2002 SOUTH 5070 WEST
                        SALT LAKE CITY, UTAH 84104-4726


Dear Stockholder:

   You are cordially invited to attend the Annual Meeting of Stockholders (the "1998 ANNUAL MEETING") of Weider Nutrition International, Inc., a Delaware corporation (the "COMPANY"), to be held on Thursday, October 29, 1998, at 2:00 p.m., local time, at the Company's executive offices at 2002 South 5070 West, Salt Lake City, Utah 84104.

   At the 1998 Annual Meeting, you will be asked to consider and vote upon the following matters, all of which are described more completely in the accompanying Proxy Statement.

      1. To elect the Company's Board of Directors;

      2. To approve the Company's 1997 Equity Participation Plan, as amended;
   and

      3. To transact such other business as may properly come before the 1998 Annual Meeting or at any adjournments or postponements thereof.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE NOMINEES NAMED IN THE PROXY STATEMENT AND FOR THE PROPOSAL TO APPROVE THE 1997 EQUITY PARTICIPATION PLAN, AS AMENDED.

   Only stockholders of record at the close of business on Friday, September 18, 1998 are entitled to notice of, and to vote at, the 1998 Annual Meeting.

   Please review carefully the Proxy Statement. We hope you will attend the 1998 Annual Meeting. However, whether or not you plan to attend the 1998 Annual Meeting, it is important that your shares are represented. Accordingly, please complete, sign and date the enclosed proxy and return it in the enclosed prepaid envelope. If you are present at the 1998 Annual Meeting you may, if you wish, withdraw your proxy and vote in person.

                                    Very truly yours,

                                    RICHARD B. BIZZARO
                                    PRESIDENT AND CHIEF EXECUTIVE OFFICER

Salt Lake City, Utah
September _____, 1998

                     WEIDER NUTRITION INTERNATIONAL, INC.
                             2002 SOUTH 5070 WEST
                        SALT LAKE CITY, UTAH 84104-4726

                           ------------------------


                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON OCTOBER 29, 1998

                           ------------------------


To the Stockholders of WEIDER NUTRITION INTERNATIONAL, INC.:

   The Annual Meeting of Stockholders (the "1998 ANNUAL MEETING") of Weider Nutrition International, Inc., a Delaware corporation (the "COMPANY"), will be held at the Company's executive offices at 2002 South 5070 West, Salt Lake City, Utah, 84104 on Thursday, October 29, 1998, at 2:00 p.m., local time, for the following purposes:

      1. To elect the Company's Board of Directors;

      2. To approve the Company's 1997 Equity Participation Plan, as amended;
   and

      3. To transact such other business as may properly come before the 1998 Annual Meeting or at any adjournments or postponements thereof.

   The election of the Board of Directors and the proposal to approve the 1997 Equity Participation Plan, as amended, are more fully described in the accompanying Proxy Statement which forms a part of this Notice.

   The Board of Directors of the Company has fixed the close on Friday, September 18, 1998 as the record date (the "RECORD DATE") for the determination of stockholders entitled to notice of, and to vote at, the 1998 Annual Meeting or any adjournments or postponements thereof. Only stockholders of record at the close of business on the Record Date are entitled to notice of, and to vote at, the 1998 Annual Meeting and any adjournments or postponements thereof.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE NOMINEES NAMED IN THE PROXY STATEMENT AND FOR THE PROPOSAL TO APPROVE THE 1997 EQUITY PARTICIPATION PLAN, AS AMENDED.

   Whether or not you plan to attend the 1998 Annual Meeting, please complete, sign, date and return promptly the enclosed form of proxy. A return envelope is enclosed for your convenience and requires no postage for mailing in the United States.

                                    By Order of the Board of Directors,


                                    ROBERT K. REYNOLDS
                                    CHIEF OPERATING OFFICER
Salt Lake City, Utah
September ___, 1998

                     WEIDER NUTRITION INTERNATIONAL, INC.
                             2002 SOUTH 5070 WEST
                        SALT LAKE CITY, UTAH 84104-4726

                           ------------------------

                                PROXY STATEMENT
                    FOR THE ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON OCTOBER 29, 1998

                           ------------------------


                                 INTRODUCTION

   This Proxy Statement is furnished to the stockholders of Weider Nutrition International, Inc., a Delaware corporation (the "COMPANY") in connection with the solicitation of proxies on behalf of the Company's Board of Directors to be voted at the 1998 Annual Meeting of Stockholders (the "1998 ANNUAL MEETING") to be held on Thursday, October 29, 1998 at 2:00 p.m., local time at the Company's executive offices at 2002 South 5070 West, Salt Lake City, Utah 84104, or at such other time and place to which the 1998 Annual Meeting may be adjourned, for the purposes set forth in the accompanying Notice of Meeting. This Proxy Statement and Notice of Meeting and the related proxy card are first being mailed to stockholders beginning on or about September _____, 1998.

                                  RECORD DATE

   The Board of Directors has fixed the close of business on Friday, September 18, 1998 as the record date (the "RECORD DATE") for the 1998 Annual Meeting. Only stockholders of record at the close of business on the Record Date are entitled to notice of, and to vote at, the 1998 Annual Meeting and any adjournments or postponements thereof.

                                    PROXIES

   The proxies named on the enclosed proxy card were appointed by the Board of Directors to vote the shares represented by the proxy card. Upon receipt by the Company of a properly signed and dated proxy card, the shares represented thereby will be voted in accordance with the instructions on the proxy card. If a stockholder does not return a signed proxy card, his or her shares cannot be voted by proxy. Stockholders are urged to mark the boxes on the proxy card to show how their shares are to be voted. If a stockholder returns a signed proxy card without marking the boxes, the shares represented by the proxy card will be voted as recommended by the Board of Directors herein and on the proxy card, FOR the election of the persons named under "ELECTION OF DIRECTORS" as nominees for election as Directors of the Company (each a "NOMINEE" and, collectively, the "NOMINEES") for terms to expire on the date of the next annual meeting of the Company's stockholders following the 1998 Annual Meeting and FOR the proposal to approve the Company's 1997 Equity Participation Plan, as amended by the First Amendment thereto (the "Equity Plan"). The proxy card also confers discretionary authority on the proxies to vote on any other matter not presently known to the management that may properly come before the meeting or any adjournment thereof. Any proxy delivered pursuant to this solicitation is revocable at the option of the person(s) executing the same (i) upon receipt by the Company before the proxy is voted of a duly executed proxy bearing a later date, (ii) by written notice of revocation to the Secretary of the Company received before the proxy is voted or (iii) by such person(s) voting in person at the 1998 Annual Meeting. Duly executed proxies in the form enclosed, unless properly revoked, will be voted at the 1998 Annual Meeting. The expenses incidental to the preparation and mailing of this proxy material are being paid by the


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
Company. The Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to stockholders. No solicitation currently is planned beyond the mailing of this proxy material to stockholders and to brokerage firms, nominees, custodians and fiduciaries, who may be requested to forward the proxy materials to the beneficial owners of shares held of record by them.

                       VOTING SHARES AND QUORUM REQUIRED

   On the Record Date, the Company had outstanding _________ shares of Class A common stock, par value $.01 per share (the "CLASS A COMMON STOCK") and _________ shares of Class B common stock, par value $.01 per share (the "CLASS B COMMON STOCK", and together with the Class A Common Stock, the "COMMON STOCK"). Holders of Class A Common Stock on the Record Date (the "CLASS A COMMON STOCKHOLDERS") are entitled to one vote per share on all matters submitted to a vote of stockholders and holders of Class B Common Stock on the Record Date (the "CLASS B COMMON STOCKHOLDERS," and together with the Class A Common Stockholders, the "COMMON STOCKHOLDERS") are entitled to ten votes per share on all matters submitted to a vote of stockholders. The presence in person or by proxy of the holders of a majority of the issued and outstanding Common Stock entitled to vote at the 1998 Annual Meeting, excluding Common Stock held by the Company, is necessary to constitute a quorum at the 1998 Annual Meeting.

   The affirmative vote of a plurality of the shares of Common Stock represented in person or by proxy and entitled to vote at the 1998 Annual Meeting is required to elect the Directors and the affirmative vote of a majority of the shares of Common Stock represented and entitled to vote is required to approve the proposal to approve the Equity Plan, as amended. Business that might have been transacted at the 1998 Annual Meeting as originally called may be conducted at any adjournment at which the requisite quorum is present.

   Pursuant to the laws of the State of Delaware, the inspectors of the election will not count shares represented by proxies that reflect abstentions or "BROKER NON-VOTES" (I.E., shares held by brokers or nominees that are represented at the 1998 Annual Meeting, but with respect to which the broker or nominee is not empowered to vote on a particular proposal) as votes cast with respect to the election of Directors, and therefor, neither abstentions nor broker non-votes will affect the election of Nominees receiving the plurality of votes. With respect to all other proposals scheduled to come before the 1998 Annual Meeting, abstentions with respect to a particular proposal will have the effect of a vote against such proposal. Broker non-votes, however, will be treated as unvoted for purposes of determining approval of such proposal and will not be counted as votes for or against such proposal.

                           MATTERS TO BE VOTED UPON

                      PROPOSAL ONE--ELECTION OF DIRECTORS

   The Nominees set forth below have been duly nominated to stand for election as Directors of the Company to serve for a term of one year, or until their successors are elected and qualified. Each of the Nominees has indicated a willingness to serve as a member of the Board of Directors if elected. The Board of Directors recommends a vote FOR each of the Nominees. If any of the Nominees should become unavailable prior to the 1998 Annual Meeting, the proxy will be voted for a substituted nominee or nominees designated by the Board of Directors. The Board of Directors has no reason to believe that any


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
such Nominees will be unable or unwilling to serve. The information provided below with respect to the Nominees is as of the Record Date.

   To be elected by the Common Stockholders:


   NAME                     AGE         POSITION
   Eric Weider               34         Chairman of the Board
   Richard B. Bizzaro        56         Chief Executive Officer, President and
                                        Director
   Robert K. Reynolds        41         Chief Operating Officer, Executive Vice
                                        President, Secretary and Director
   Ronald L. Corey           59         Director
   Donald G. Drapkin         50         Director
   Roger H. Kimmel           52         Director
   George F. Lengvari        56         Director
   Glenn W. Schaeffer        44         Director

   ERIC WEIDER has been a director of the Company since June 1989, Chairman of the Board of Directors since August 1996 and is currently President and Chief Executive Officer of Weider Health and Fitness. Mr. Weider also serves as a member of the board of directors of a number of public and private companies in the United States and Canada, including Weider Health and Fitness and Mpact Immedia Corporation.
Mr. Weider is also the President of the Joe Weider Foundation.

   RICHARD B. BIZZARO has been Chief Executive Officer, President and a director of the Company since June 1990. Prior to his appointment as Chief Executive Officer and President of the Company, he was Vice President of Sales for Weider Health and Fitness, responsible for sales at the Company and Weider Exercise Equipment. Mr. Bizzaro has worked for the Company, Weider Health and Fitness or one of the Weider Health and Fitness affiliates since 1983.

   ROBERT K. REYNOLDS has been Executive Vice President, Chief Operating Officer and Secretary of the Company since July 1992 and a director of the Company since January 1994. Mr. Reynolds joined the Company in September 1990 as Chief Financial Officer. Mr. Reynolds, a certified public accountant, is primarily responsible for all domestic and international operations.

   RONALD L. COREY has been a director of the Company since August 1996. Mr. Corey has been president of the Club de Hockey Canadien Inc. (the Montreal Canadiens) and the Molson Center Inc. since 1982. In addition, between 1985 and 1989, Mr. Corey held the position of Chairman of the Board and director of the Montreal Port Corporation. Mr. Corey has served as director of numerous companies, including Banque Laurentienne, Reno-Depot Inc. and Transamerica Life Companies.

   DONALD G. DRAPKIN has been a director of the Company since October 1997. Mr. Drapkin has been a Director and Vice Chairman of MacAndrews & Forbes Holdings, Inc. and various of its affiliates since March 1987. Prior to joining MacAndrews & Forbes, Mr. Drapkin was a partner in the law firm of Skadden, Arps, Slate, Meagher & Flom in New York for more than five years. Mr. Drapkin also is a director of the following corporations which file reports pursuant to the Securities Exchange Act of 1934: Algos Pharmaceutical Corporation, Anthracite Capital, Inc., BlackRock Asset Investors, Cardio Technologies, Inc., The Cosmetic Center, Inc., Genta, Inc., The Molson Companies Limited, Playboy Enterprises, Inc., Revlon Consumer Products Corporation, Revlon, Inc., and VIMRx Pharmaceuticals Inc.

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
   ROGER H. KIMMEL has been a director of the Company since August 1996. Mr. Kimmel has been a partner at the law firm of Latham & Watkins for more than five years. Mr. Kimmel is a director of Algos Pharmaceutical Corporation, TSR Paging Inc. and U.S. Dermatologics, Inc.

   GEORGE F. LENGVARI has been a director of the Company since August 1996. Mr. Lengvari has been Vice Chairman of Weider Health and Fitness since June 1995 and Chairman of Weider Publications U.K. since September 1994. Prior to joining Weider Health and Fitness, Mr. Lengvari was a partner for 22 years in the law firm Lengvari Braman and is currently of counsel to the law firm LaPointe Rosenstein. Mr. Lengvari currently serves as a member of the board of directors of Weider Health and Fitness.

   GLENN W. SCHAEFFER has been President, Chief Financial Officer and Treasurer of Circus Circus Enterprises, Inc. ("CIRCUS CIRCUS") since April 1, 1995 and a member of the Board of Directors of Circus Circus since March 4, 1996. Prior to joining Circus Circus, Mr. Schaeffer was involved in an executive capacity in the management and operation of Gold Strike Resorts. Mr. Schaeffer is a director of Circus Circus and Del Webb Corporation.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES NAMED IN THE PROXY STATEMENT AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH NOMINEES UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

    PROPOSAL 2--APPROVAL OF THE 1997 EQUITY PARTICIPATION PLAN, AS AMENDED. GENERAL

   At the 1998 Annual Meeting, the stockholders of the Company will be asked to consider and vote upon the approval of the 1997 Equity Participation Plan of Weider Nutrition International, Inc., as amended by the First Amendment thereto (the "Equity Plan"), as described herein. The Board of Directors and the Company's stockholders previously approved the Equity Plan in 1997. The First Amendment to the Plan was adopted by the Company's Board of Directors as of September 8, 1998. A total of 1,646,000 shares of Class A Common Stock were originally reserved for issuance under the Equity Plan when it was adopted in 1997, and subject to stockholder approval at the 1998 Annual Meeting, the aggregate number of such shares reserved for issuance shall be increased to 2,496,000. As of September 1, 1998, Awards relating to approximately 1,443,000 shares of Class A Common Stock were outstanding under the Equity Plan. Accordingly, an increase to the number of shares authorized under the Equity Plan is needed to permit the Company to continue to grant Awards under the Equity Plan to officers, directors, employees and consultants. By the terms of the Equity Plan, the Equity Plan may be amended by the Board of Directors or the committee appointed to administer the Equity Plan (the "Committee") from time to time, including, among other matters, to increase the number of shares reserved for issuance thereunder, subject to stockholder approval. On July 22, 1998, the Board of Directors voted to increase by 850,000 shares the aggregate numbers of the shares of Class A Common Stock which may be issued under the Equity Plan.
On September 8, 1998 the Board approved the First Amendment to the Equity Plan to give effect to such increase, to revise the terms for options granted to Independent Directors (as defined below) and to amend the Equity Plan in certain other respects as reflected in the summary description of the Equity Plan set forth below.

   The principal purposes of the Equity Plan are to provide incentives to officers, employees and consultants of the Company through the granting of Awards, thereby stimulating their personal and active interest in the Company's development and financial success, and inducing them to remain in the

Company's employ. The Equity Plan is also intended to assist the Company in attracting and retaining qualified non-employee directors by providing for the automatic grant of non-qualified stock options to directors who are not employees of the Company or of any subsidiary or parent corporation of the Company ("Independent Directors").

DESCRIPTION OF THE 1997 EQUITY PARTICIPATION PLAN, AS AMENDED

  ADMINISTRATION

   The Committee administers the Equity Plan with respect to grants to employees or consultants of the Company and the full Board of Directors administers the Equity Plan with respect to options granted to Independent Directors. Subject to the terms and conditions of the Equity Plan, the Committee has the authority to select the employees and consultants to whom Awards are to be made, to determine the number of shares to be subject thereto and the terms and conditions thereof (including exercisability and vesting), and to make all other determinations and to take all other actions necessary or advisable for the administration of the Equity Plan with respect to grants or awards made to employees or consultants. The Committee (and the Board of Directors) is also authorized to adopt, amend and rescind rules relating to the administration of the Equity Plan.s Notwithstanding the foregoing, the Board of Directors conducts the general administration of the Equity Plan with respect to options granted to Independent Directors.

  ELIGIBILITY

   Options, SARs, restricted stock and other Awards under the Equity Plan may be granted to individuals who are employees or consultants of the Company (or any Subsidiary) selected by the Committee for participation in the Equity Plan. In addition, the Equity Plan provides for automatic grants of non-qualified stock options to Independent Directors. The maximum number of shares which may be subject to Awards granted under the Equity Plan to any individual in any fiscal year of the Company cannot exceed 300,000.

  INDEPENDENT DIRECTORS

   The Equity Plan provides for (i) grants of non-qualified stock options to purchase 20,000 shares of Class A Common Stock to each Independent Director at the time of appointment or election to the Board of Directors (the date of the Company's initial public offering with respect to Independent Directors then serving as such), and (ii) subject to the Independent Director's continuing service as such, grants of non-qualified stock options to purchase 7,000 shares of Class A Common Stock to each Independent Director upon the date of each annual meeting of the Company's stockholders that follows the first anniversary of the initial grant. The exercise price of options granted to Independent Directors is the fair market value of a share of Class A Common Stock on the date of grant. Options granted to Independent Directors prior to July 22, 1998 shall become exercisable in equal annual installments on each of the first five anniversaries of the date of the grant so long as the Independent Director continues to serve as a director of the Company; options granted to Independent Directors after such date shall become exercisable in equal annual installments on each of the first three anniversaries of the date of the grant so long as the Independent Director continues to serve as a director of the Company; provided, however, to the extent permitted by Rule 16b-3, the Board of Directors may accelerate the exercisability of options upon the occurrence of certain specified extraordinary corporate transactions or events. See "-- MERGER, CONSOLIDATION AND OTHER EVENTS." No portion of an option granted to any Independent Director shall be exercisable after the eighth anniversary of the date of grant, and in the event of the Independent Director's earlier Termination of Directorship, his or her options shall expire 60 days after such Termination of Directorship; provided, however, that if the Termination of Directorship is by reason of death or disability, his or her options shall not expire until the first anniversary of such Termination of Directorship.

  AWARDS UNDER THE EQUITY PLAN

   Each Award will be set forth in a separate agreement with the person receiving the Award and will indicate the type, terms and conditions of the Award.

   NONQUALIFIED STOCK OPTIONS ("NQSOS"). NQSOs will provide for the right to purchase Class A Common Stock at a specified price which, except with respect to NQSOs intended to qualify as performance-based compensation under Section 162(m) of the Code, may be less than fair market value on the date of grant (but not less than par value), and usually will become exercisable (as determined by the Committee) in one or more installments after the grant date, subject to the participant's continued employment with the Company and/or subject to the satisfaction of individual or Company performance targets established by the Committee. NQSOs may be granted for any term (not exceeding eight years) specified by the Committee.

   INCENTIVE STOCK OPTIONS ("ISOS"). ISOs are designed to comply with certain restrictions contained in the Internal Revenue Code of 1986, as amended (the "Code"). Among such restrictions, ISOs must have an exercise price not less than the fair market value of a share of Class A Common Stock on the date of grant, may only be granted to employees, must expire within a specified period of time following the Optionee's termination of employment; but may be subsequently modified to disqualify them from treatment as ISOs. In the case of an ISO granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all classes of stock of the Company, the Equity Plan provides that the exercise price must be at least 110% of the fair market value of a share of Class A Common Stock on the date of grant and the ISO must expire upon the fifth anniversary of the date of its grant. Subject to certain Code limitations, ISOs will become exercisable as determined by the Committee.

   RESTRICTED STOCK. Restricted Stock may be sold to employees and consultants at various prices (but not below par value) and made subject to such restrictions as may be determined by the Committee. Restricted stock, typically, may be repurchased by the Company at the original purchase price if the specified conditions or restrictions are not met. In general, restricted stock may not be sold, or otherwise transferred or hypothecated, until restrictions are removed or expire. Purchasers of restricted stock, unlike recipients of options, will have voting rights and will receive dividends prior to the time when the restrictions lapse.

   DEFERRED STOCK. Deferred Stock may be awarded to employees and consultants, typically without payment of consideration, but subject to vesting conditions based on continued employment or on performance criteria established by the Committee. Like restricted stock, deferred stock may not be sold, or otherwise transferred or hypothecated, until vesting conditions are removed or expire. Unlike restricted stock, deferred stock will not be issued until the deferred stock award has vested, and recipients of deferred stock generally will have no voting or dividend rights prior to the time when vesting conditions are satisfied.

   STOCK APPRECIATION RIGHTS. SARs may be granted to employees and consultants in connection with stock options or other Awards, or separately. SARs granted in connection with stock options or other Awards typically will provide for payments to the holder based upon increases in the price of the Company's Class A Common Stock over the exercise price of the related option or other Award, but alternatively may be based upon criteria such as book value. Except as required by Section 162(m) of the Code with respect to an SAR intended to qualify as performance-based compensation, there are no restrictions specified in the Equity Plan on the amount of gain realizable from the exercise of SARs, although restrictions may be imposed by the Committee in the SAR agreements. The Committee may elect to pay SARs in cash or in Class A Common Stock or in a combination of both.

   DIVIDEND EQUIVALENTS. Dividend equivalents represent the value of the dividends per share paid on Class A Common Stock and may be granted to employees and consultants in connection with any number of shares subject to another Award (such as an option or SAR) held by such individual. The Committee may elect to pay Dividend Equivalents in cash or in Class A Common Stock or in a combination of both.

   PERFORMANCE AWARDS. Performance Awards may be granted by the Committee to employees and consultants on an individual or group basis. Generally, these Awards will be based upon specific performance targets and may be paid in cash or in Class A Common Stock or in a combination of both. The value of Performance Awards may be linked to market value, book value, net profits or other measure of the value of Class A Common Stock, or other performance criteria over a predetermined period.

   STOCK PAYMENTS. Stock payments may be awarded by the Committee to employees and consultants in the form of shares of Class A Common Stock or an option or other right to purchase Class A Common Stock as part of a deferred compensation arrangement or otherwise in lieu of or in addition to all or any part of compensation, including bonuses, that would otherwise be payable in cash to the employee or consultant.

  MERGER, CONSOLIDATION AND OTHER EVENTS

   The Equity Plan provides the Committee (the Board with respect to options granted to Independent Directors) discretion to amend the terms (such as exercise price, number shares and vesting) of outstanding Awards and future grants that may be made under the Equity Plan upon the occurrence of a recapitalization, stock split, reorganization, merger, consolidation, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company or other similar corporate event and provides further, that in any event, upon the occurrence of a "Corporate Transaction" or a "Change in Control" (each as defined in the Equity
Plan) all outstanding Awards shall become immediately exercisable, vested or payable, as applicable, unless such Award is otherwise assumed by a successor to the Company or replaced by a similar right with respect to securities of the successor entity or subject to other limitations imposed at the time of grant.

  CERTAIN FEDERAL INCOME TAX CONSEQUENCES

   The federal income tax consequences, in general, of the grant and exercise of Options under the Equity Plan are as follows:

   ISOS. In general, a recipient will not recognize taxable income upon the grant or exercise of an ISO, and the Company will not be entitled to any business expense deduction with respect to the grant or exercise of an ISO. (However, upon the exercise of an ISO, the excess of the fair market value on the date of exercise of the shares received over the exercise price of the option will be treated as an adjustment to alternative minimum taxable income.) In order for the exercise of an ISO to qualify as an ISO, a recipient generally must be an employee of the Company or a subsidiary (within the meaning of Section 422 of the Code) from the date the ISO is granted through the date three months before the date of exercise (one year


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
preceding the date of exercise in the case of a recipient whose employment is terminated due to disability). The employment requirement does not apply where a recipient's employment is terminated due to his or her death.

   If a recipient has held the shares acquired upon exercise of an ISO for at least two years after the date of grant and for at least one year after the date of exercise, when the recipient disposes of the shares, the difference, if any, between the sales price of the shares and the exercise price of the option will be treated as long-term capital gain or loss subject to reduced rates of tax. If a recipient disposes of the shares prior to satisfying these holding period requirements (a "Disqualifying Disposition"), the recipient will recognize ordinary income (treated as compensation) at the time of the Disqualifying Disposition, generally in an amount equal to the excess of the fair market value of the shares at the time the option was exercised over the exercise price of the option. The balance of the gain realized, if any, will be short-term or long-term capital gain, depending upon whether the shares have been held for at least twelve months after the date of exercise. If the Optionee sells the shares in a Disqualifying Disposition at a price below the fair market value of the shares at the time the option was exercised, the amount of ordinary income (treated as compensation) will be limited to the amount realized on the sale over the exercise price of the option. In general, if the Company and its subsidiaries comply with applicable income reporting requirements, the Company and its subsidiaries will be allowed a business expense deduction to the extent an ISO recipient recognizes ordinary income.

   NQSOS. In general, a recipient who receives an NQSO will recognize no income at the time of the grant of the option. Upon exercise of an NQSO, a recipient will recognize ordinary income (treated as compensation) in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the option. The basis in shares acquired upon exercise of a nonqualified stock option will equal the fair market value of such shares at the time of exercise, and the holding period of the shares (for capital gain purposes) will begin on the date of exercise. In general, if the Company and its subsidiaries comply with applicable income reporting requirements, they will be entitled to a business expense deduction in the same amount and at the same time as the recipient recognizes ordinary income. In the event of a sale of the shares received upon the exercise of a nonqualified stock option, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss, provided that any gain will be subject to reduced rates of tax if the shares were held for more than twelve months.

   The foregoing discussion assumes that at the time of exercise, the sale of the shares for a profit would not subject a recipient to liability under Section 16 (b) of the Exchange Act. Special rules may apply with respect to persons who may be subject to Section 16 (b) of the Exchange Act.

   Generally, if a recipient delivers previously owned shares to pay the exercise price, no gain or loss will be recognized in respect of the shares delivered, and there will be a carryover basis and holding period for a like number of shares acquired. If the option being exercised is an ISO and the shares delivered were acquired upon exercise of an ISO and are delivered prior to satisfaction of the ISO holding period requirements described above, the delivery of shares will constitute a Disqualifying Disposition as to which the rules described above will apply. If the option being exercised is an NQSO, ordinary income (treated as compensation) will be recognized only on the additional shares acquired and will be equal to the fair market value of the shares on the date of exercise less any addition cash paid. Special rules apply in computing the amount and character of a recipient's income (or loss) upon the subsequent sale of shares acquired upon the exercise of an ISO where the exercise price is paid by the delivery of previously owned shares.

   EXCISE TAXES. Under certain circumstances, the accelerated vesting or exercise of options in connection with a Change in Control or Corporate Transaction might be deemed an "excess parachute payment" for purposes of the golden parachute tax provisions of Section 280G of the Code. To the extent it is so considered, the recipient may be subject to a 20% excise tax and the Company may be denied a tax deduction.

   SECTION 162(M) LIMITATION. In general, under Section 162(m), income tax deductions of publicly held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid) for certain executive officers exceeds $1 million (less the amount of any "excess parachute payments" as defined in Section 280G of the Code) in any one year. However, under Section 162(m), the deduction limit does not apply to certain "performance-based compensation" established by an independent Committee that is adequately disclosed to, and approved by, stockholders. Under a Section 162(m) transition rule for compensation plans of corporations that are privately held and that become publicly held in an initial public offering, options granted under the Equity Plan prior to the approval of the Equity Plan by stockholders at the 1998 Annual Meeting will not be subject to Section 162(m). The Company has attempted to structure the Equity Plan in such a manner that, subject to obtaining stockholder approval for the Equity Plan at the 1998 Annual Meeting, after such date, the remuneration attributable to options and SARs that meet the other requirements of Section 162(m) will not be subject to the $1 million limitation. The Company has not, however, requested a ruling from the Internal Revenue Service or an opinion of counsel regarding this issue.

   The Committee may also designate as "Section 162(m) Participants" certain employees whose compensation for a given fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code. The Committee may grant Awards to Section 162(m) Participants that vest or become exercisable upon the attainment of performance targets which are related to one or more of the following performance goals: (I) pre-tax income; (ii) operating income;
(iii) cash flow; (iv) earnings per share; (v) return on equity; (vi) return on invested capital or assets; (vii) earnings before interest, taxes, depreciation and amortization ("EBITDA"); (viii) market value of Class A Common Stock; and
(ix) cost reduction or savings.

SHARES ISSUED UNDER THE EQUITY PLAN

   Since the inception of the Equity Plan through May 31, 1998, Mr. Bizzaro has acquired options relating to 220,000 shares of Class A Common Stock at a weighted average exercise price of $11.00; Mr. Reynolds has acquired options relating to 120,000 shares of Class A Common Stock at a weighted average exercise price of $11.00; Mr. Blair has acquired options relating to 80,000 shares of Class A Common Stock at a weighted average exercise price of $11.00; and Mr. Young has acquired options relating to 80,000 shares of Class A Common Stock at a weighted average exercise price of $11.00. In addition, as of May 31, 1998, all executive officers as a group have acquired options relating to a total of 500,000 shares of Class A Common Stock at a weighted average exercise price of $11.00; all current directors who are not executive officers of the Company have acquired Options relating to a total of 80,000 shares of Class A Common Stock at a weighted average exercise price of $11.38; and all employees who are not executive officers have acquired Options relating to a total of 692,000 shares of Class A Common Stock at a weighted average exercise price of $11.25. As Options granted under the Equity Plan are discretionary and are determined by the Compensation Committee of the Board of Directors from time to time, the number of shares of Class A Common Stock that will be acquired by these persons in the future under the Equity Plan is not currently determinable. In addition, since the value of options depends upon the future market price of Class A Common Stock, the value of outstanding options is not presently determinable.

   THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE EQUITY PLAN AS AMENDED BY THE FIRST AMENDMENT, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth certain information concerning the ownership of Common Stock by each of the Directors and Nominees, the Company's Chief Executive Officer, each of the Company's other most highly compensated executive officers, all Directors and executive officers as a group, and each stockholder who is known by the Company to own beneficially more than five percent of the outstanding Common Stock, as of the Record Date. Unless otherwise indicated, the address of each beneficial owner is c/o the Company, 2002 South 5070 West, Salt Lake City, Utah 84104-4726.

                                                   SHARES BENEFICIALLY OWNED(1)
                                         -------------------------------------------
                                            NUMBER OF SHARES            PERCENT        PERCENT OF
                                         ----------------------  -------------------  TOTAL VOTING
NAME OF BENEFICIAL OWNER                  CLASS A      CLASS B   CLASS A     CLASS B     POWER
------------------------                 ---------   ----------  --------    -------    -------
DIRECTORS AND EXECUTIVE OFFICERS:
  Eric Weider (2) ..................        3,600          --        *          --         *
  Richard B. Bizzaro ...............      495,745          --      5.4%         --         *
  Robert K. Reynolds ...............      330,530          --      3.6          --         *
  Ronald L. Corey ..................       61,427          --        *          --         *
  Donald G. Drapkin ................        8,000          --        *          --         *
  Roger H. Kimmel (3) ..............        6,000          --        *          --         *
  George F. Lengvari (4) ...........         --            --     --            --      --
  Glenn W. Schaeffer ...............        6,000          --        *          --         *
  Richard A. Blair .................       45,679          --        *          --         *
  Stephen D. Young .................       45,679          --        *          --         *
  Directors and executive
   officers as a group (10 persons)       968,388          --     10.5          --         *

OTHER PRINCIPAL STOCKHOLDERS:
  Weider Health and Fitness ........         --      15,687,432   --             100%   94.4%
  SAFECO Corp (5) ..................    1,123,200          --     12.2          --         *
   601 Union Street, Suite 2500
   Seattle, WA 98101
  AMVESCAP PLC (6) .................    1,093,100          --     11.9          --         *
   11 Devonshire Square
   London EC2M 4YR, England
  Wellington Management Company,
      LLP (7) ......................      891,300          --      9.7          --         *
   75 State Street
   Boston, MA 02109
  Hornchurch Investments Limited ...    (8751,572)         --      8.1          --         *
   Atlantic House, 4-8 Circular Road
   Douglas, Isle of Man
  Loomis, Sayles & Company, L.P. ...    (9553,900)         --      6.0          --         *
   One Financial Center
   Boston, MA 02111

  The TCW Group, Inc. (10) .........      538,900          --      5.8          --         *
   865 South Figueroa Street
   Los Angeles, CA 90017

-------------
*     Represents less than 1%.
   (1) For purposes of this table, a person or group is deemed to have "BENEFICIAL OWNERSHIP" of any shares which such person has the right to acquire within 60 days after the date of this Proxy Statement. For purposes of calculating the percentage of outstanding shares held by each person named above, any shares which such person has the right to acquire within 60 days after the date of the Proxy Statement are deemed to be outstanding, but for the purpose of calculating the percentage ownership of any other person.

   (2) Does not include 15,687,432 shares of Class B Common Stock held by Weider Health and Fitness. Mr. Weider is President and Chief Executive Officer of Weider Health and Fitness. Mr. Weider disclaims beneficial ownership of such shares.

   (3) Does not include 2,000 shares of Class A Common Stock held in two trusts for the benefit of the children of Mr. Kimmel, as to which shares Mr. Kimmel has neither the power of disposition nor the power to vote. Mr. Kimmel disclaims beneficial ownership of such shares.

   (4) Does not include 50,000 shares of Class A Common Stock held by the Weider Lengvari WNI Stock Trust, a trust organized under the laws of the United Kingdom, which is administered by an independent trustee and of which Mr. Lengvari becomes a beneficiary only if certain conditions are met. Mr. Lengvari disclaims beneficial ownership of such shares. Does not include 172,426 shares of Class A Common Stock held by Bayonne Settlement, a trust organized under the laws of Jersey (U.K.), of which family members of George F. Lengvari are included among the beneficiaries. Bayonne Settlement is administered by an independent trustee and Mr. Lengvari has neither the power of disposition nor the power to vote the shares. Mr. Lengvari disclaims beneficial ownership of such shares.

   (5) Based on Schedule 13G filed by SAFECO Corp.

   (6) Based on Schedule 13G filed by AMVESCAP PLC.

   (7) Based on Schedule 13G filed by Wellington Mgt. Company, LLP.

   (8) Based on reports filed by Hornchurch Investments Limited.

   (9) Based on Schedule 13G filed by Loomis, Sayles & Company L.P.

  (10) Based on Schedule 13G filed by The TCW Group, Inc.

                            EXECUTIVE COMPENSATION

SUMMARY EXECUTIVE COMPENSATION TABLE

   The following table sets forth certain information with respect to the compensation paid by the Company for services rendered to the Company in all capacities for the fiscal years ended May 31, 1998 and 1997 to its Chief Executive Officer and to its other executive officers other than the Chief Executive Officer (the "NAMED EXECUTIVE OFFICERS").


                           SUMMARY COMPENSATION TABLE

                                                            ANNUAL COMPENSATION             LONG TERM COMPENSATION
                                                  ---------------------------------------  -----------------------
                                                                                                    AWARDS
                                                                                           -----------------------
                                                                                            RESTRICTED     OPTIONS
NAME AND PRINCIPAL                                                         0THER ANNUAL    STOCK AWARDS    (# OF        ALL OTHER
    POSITION                          YEAR        SALARY         BONUS    COMPENSATION(1)     (2)(3)       SHARES)   COMPENSATION(4)
    --------                          ----        ------         -----    ---------------  ------------    -------   ---------------
RICHARD B. BIZZARO ..............     1998     $  325,000    $  140,000           --             --           --       $   11,800
CHIEF EXECUTIVE OFFICER .........     1997        300,000       356,146     $1,363,000     $5,452,095      220,000         11,800
AND PRESIDENT

ROBERT K. REYNOLD ...............     1998        250,000       125,000           --             --           --           11,800
CHIEF OPERATING .................     1997        230,000       237,430        909,000      3,634,730      120,000         11,800
OFFICER, EXECUTIVE VICE
PRESIDENT AND SECRETARY

RICHARD A. BLAIR ................     1998        210,000        55,000           --             --           --           11,800
EXECUTIVE VICE ..................     1997        175,000       118,715        172,000        904,442       80,000         11,800
PRESIDENT-- SALES AND
MARKETING


STEPHEN D. YOUNG ................     1998        165,000        45,000           --             --           --            4,000
EXECUTIVE VICE ..................     1997        133,333       106,844        172,000        904,442       80,000          4,000
PRESIDENT -- OPERATIONS
AND CHIEF FINANCIAL
OFFICER

     (1) Represents cash payments made pursuant to management incentive agreements (the "MANAGEMENT INCENTIVE AGREEMENTS") existing at the time of the Company's initial public offering of class a common stock in may 1997. pursuant to the terms of the management incentive agreements, certain employees of the Company (the "RECIPIENTS") were granted performance units ("PERFORMANCE UNITS") as incentive compensation. the performance units entitled the recipients to a cash payment or, at the option of the company, shares of Class A Common Stock upon the conversion of the performance unit. in accordance with the terms of the management incentive agreements, the performance units were converted into cash and class a common stock upon consummation of the Company's initial public offering.

   (2) Represents the dollar value on the date of grant of shares of Class A Common Stock granted to certain recipients upon the conversion of performance units.

   (3) at May 31, 1998, messrs. Bizzaro, Reynolds, Blair and Young held 495,645, 330,430, 82,222 and 82,222 shares of Class A Common Stock, respectively, granted to each of messrs. Bizzaro, Reynolds, Blair and Young upon the conversion of the performance units. At May 31, 1998, the value of those restricted stock holdings was $7,713,475, $5,142,317, $1,279,580 and $1,279,580, respectively. of the
82,222 shares of Class A Common Stock held by each of Mr. Blair and Mr. Young on May 31, 1998, 36,543 shares were unvested. at May 31, 1997, messrs. Bizzaro, Reynolds, Blair and Young held 495,645, 330,430, 82,222 and 82,222 shares of Class A Common Stock, respectively, granted to each of Messrs. Bizzaro, Reynolds, Blair and Young upon the conversion of the performance units. At may 31, 1997, the value of those restricted stock holdings was $6,319,474, $4,212,983, $1,048,331 and $1,048,331, respectively. Of the 82,222 shares of
Class A Common Stock held by each of Mr. Blair and Mr. Young on May 31, 1997, 45,679 shares were unvested.

   (4) Other compensation includes matching contributions to the Company's 401(k) plan. in addition, for messrs. Bizzaro, Reynolds and Blair, includes an automobile allowance.

    No options/sars were granted to or exercised by the named executive officers during the fiscal year ended May 31, 1998.

   The company entered into employment agreements with messrs. Bizzaro and Reynolds that extend through May 31, 2002 and May 31, 2000, respectively. The annual base salary for messrs. Bizzaro and Reynolds for fiscal 1999 is $350,000 and $270,000, respectively, and increases $25,000 and $20,000, respectively, in each successive year. In addition, messrs. Bizzaro and Reynolds are eligible for bonuses up to a maximum of 150% of their annual base salaries. Should messrs. Bizzaro or Reynolds be terminated without cause they will receive an amount equal to two times their base salary and bonus for the prior year for 24 months and 12 months, respectively. The agreements contain customary confidentiality and non-competition provisions.

   The Company and messrs. Blair and Young (the "EXECUTIVES") entered into employment agreements (the "EMPLOYMENT AGREEMENTS") effective June 1, 1994, which, as of May 31, 1995, continue on a month- to-month basis until otherwise renewed or terminated. Pursuant to the terms of the employment agreements, the annual base salary for messrs. Blair and Young has been set at $210,000 and $165,000, respectively. Each employment agreement provides that the company can increase or decrease the executive's base salary, consistent with general salary increases or decreases, as the case may be, or as appropriate in light of the performance of the company and the executive. In addition to the base salary that each executive receives pursuant to the employment agreements, each executive is entitled to an annual bonus in an amount equal to a percentage of the executive's base salary (prorated for a partial year) corresponding to a percentage of the annual performance and profitability goal of the Company (as set forth therein).

DIRECTOR COMPENSATION

   Members of the Board of Directors who are not employees of the Company or any subsidiary or parent corporation of the Company (the "INDEPENDENT DIRECTORS") have received and will continue to receive an annual fee of approximately $12,000, options to purchase 20,000 shares of Class A Common Stock upon appointment or election to the Board of Directors and options to purchase 7,000 shares of Class A Common Stock upon each annual meeting of the company's stockholders following the first anniversary of the date of appointment or election to the board of directors, provided the independent director is still serving as a director of the Company. Options granted to independent directors will become exercisable over a period specified by the Board of Directors so long as the independent director continues to serve as a director of the Company. The Company will also reimburse all directors for their reasonable expenses incurred in connection with their activities as directors of the Company. Directors who are not independent directors receive no compensation for serving on the Board of Directors.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   Messrs. Weider, Kimmel and Lengvari, none of whom are officers of the Company, are members of the Compensation Committee of the Board of Directors. See "Certain Relationships and Related Party Transactions" for a description of certain of their business relationships with the Company.

        REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

      The Compensation Committee of the Board of Directors (the "COMPENSATION COMMITTEE") is comprised of Messrs. Weider, Kimmel and Lengvari, none of whom are officers of the Company. The Compensation Committee's duties include determination of the Company's compensation and benefit policies and practices for executive officers and key managerial employees. In accordance with rules established by the Securities and Exchange Commission (the "COMMISSION"), the Company is required to provide certain data and information in regard to the compensation provided to the Company's Chief Executive Officer and the Named Executive Officers. The Compensation Committee has prepared the following report for inclusion in this Proxy Statement.

   COMPENSATION POLICY AND COMPANY PERFORMANCE. The executive compensation program's overall objective is to reward and retain executives with the level of talent and ability required to prudently guide the Company's growth, maximize the link between executive and stockholder interests through a stock option plan, recognize individual contributions as well as overall business results and maintain the Company's position as a leader in the nutritional supplements market. To achieve these objectives, the Company has developed an overall compensation strategy and specific compensation plans that tie a substantial portion of an executive's compensation to performance.

   The key elements of the Company's compensation program consist of fixed compensation in the form of base salary and variable compensation in the forms of bonus payments and stock option awards under the Company's 1997 Equity Participation Plan (the "EQUITY PLAN"). An executive's annual base salary represents the fixed component of such executive's total compensation and variable compensation is intended to comprise a substantial portion of an executive's total annual compensation. The Compensation Committee's policies with respect to each of these elements, including the bases for the compensation awarded to Mr. Bizzaro, the Company's Chief Executive Officer, are discussed below. In addition, while the elements of compensation described below are considered separately, the Compensation Committee takes into account the full compensation package afforded by the Company to the individual, including pension benefits, insurance and other benefits, as well as the programs described below.

   BASE SALARIES. A competitive base salary is necessary to the development and retention of capable management and is consistent with the Company's long-term goals. Base salaries for executives are determined based upon the Compensation Committee's evaluation of the responsibilities of the position held and the experience of the individual, and by reference to historical levels of salary paid by the Company and general economic conditions. See "EXECUTIVE COMPENSATION--SUMMARY EXECUTIVE COMPENSATION TABLE" and "EXECUTIVE COMPENSATION--EMPLOYMENT AGREEMENTS."

   BONUS PAYMENTS. Targeted cash bonus payments are awarded to executives in recognition of contribu tions to the business during the prior year. An executive's contributions to the business are measured, in part, by his or her success in meeting certain goals established by such executive and the Compensation Committee in consultation with the Chief Executive Officer and the Chief Operating Officer. The Compensation Committee, at its discretion, may grant bonuses following the end of a fiscal year in an aggregate amount of up to 9% of the Company's income before income taxes and bonuses for such fiscal year. The aggregate amount of the bonuses awarded in any calendar year is determined by reference to the terms of the executive employment agreements, the Company's competitive position, assessment of progress in attaining long-term goals and business performance considerations.

   The specific cash bonus an executive receives is dependent on individual performance and level of responsibility. Assessment of an individual's relative performance is made annually based on a number of factors, including initiative, business judgment, knowledge of the industry and management skills. See "EXECUTIVE COMPENSATION-EMPLOYMENT AGREEMENTS."

   AWARDS UNDER THE EQUITY PLAN. The other principal component of executives' compensation is stock options, which are intended as a tool to attract, provide incentive to and retain those executives who make the greatest contribution to the business, and who can have the greatest effect on the long-term profitability of the Company. The exercise price of the stock options is set at a price equal to the market price of the Class A Common Stock at the time of the grant. The options therefore do not have any value to the executive unless the market price of the Class A Common Stock rises. The Compensation Committee believes that these stock options more closely align the executives' interests with those of its stockholders, and focus management on building profitability and long-term stockholder value.

   POLICY ON THE DEDUCTIBILITY OF COMPENSATION. Section 162(m) of the Internal Revenue Code of 1986 as amended (the "CODE"), limits a public company's federal income tax deduction for compensation paid in excess of $1,000,000 to any of its five most highly compensated executive officers. However, certain performance-based compensation, including awards of stock options, is excluded from the $1,000,000 limit if specific requirements are met.

   While the tax impact of any compensation arrangement is one factor which is considered by the Compensation Committee, such impact is evaluated in light of the compensation policies discussed above. The Compensation Committee's compensation determinations have generally been designed to maximize the Company's federal income tax deduction for possible application in future years. However, from time to time compensation may be awarded which is not fully deductible if it is determined that such award is consistent with the overall design of the compensation program and in the best interests of the Company and its stockholders.

   CHIEF EXECUTIVE OFFICER COMPENSATION. Mr. Bizzaro's salary is determined based upon his employment agreement and the competitive salary framework described under "--BASE SALARIES," above. The minimum base salary and annual increases set forth in Mr. Bizzaro's employment agreement were determined based on the Board of Directors' judgment concerning his individual contributions to the business, level of responsibility and career experience. Although none of these factors were given a specific weight, primary consideration was given to Mr. Bizzaro's individual contributions to the business. No particular formulas or measures were used.

   The amount of Mr. Bizzaro's 1998 bonus payment was established in accordance with Mr. Bizzaro's employment agreement. The bonus amount fixed in Mr. Bizzaro's employment agreement reflects Mr.

Bizzaro's level of responsibility within the Company and overall contributions as Chief Executive Officer and President.

   CONCLUSION. The Company has had, and continues to have, an appropriate and competitive compensa tion program. The balance of a competitive base salary, bonus payments and significant emphasis on long-term incentives is a foundation designed to build stability and to support the Company's continued growth.
This report is submitted by the members of the Compensation Committee.

                                                      The Compensation Committee
                                                      of the Board of Directors
                                                      Eric Weider
                                                      Roger H. Kimmel
                                                      George F. Lengvari

THE PRECEDING "REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION" AND THE "STOCK PERFORMANCE CHART" THAT APPEARS IMMEDIATELY HEREAFTER SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, OR INCORPORATED BY REFERENCE IN ANY DOCUMENTS SO FILED.

                            STOCK PERFORMANCE CHART

   As part of the executive compensation information presented in this Proxy Statement, the Commission requires a comparison of stock performance for the Company with stock performance of a broad equity market index and an appropriate industry index. The following chart compares the cumulative total stockholder return on the Class A Common Stock during the period from April 30, 1997 to May 31, 1998 with the cumulative total return on The New York Stock Exchange and a peer group index of nutritional supplement companies. The comparison assumes $100 was invested on April 30, 1997 (the effective date of the Company's initial public offering) in the Class A Common Stock and in each of the foregoing indices and assumes reinvestment of dividends, if any. The stock performance shown on the following chart is not necessarily indicative of future performance.

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]


                           4/30/97  5/30/97 8/29/97  11/28/97  2/27/98  5/29/98
                           -------  ------- -------  --------  -------  -------
WNI......................... 100      114.6   134.8    97.2      123.6    139.9
S&P 500..................... 100      107.2   116.7    121       132.6    135.9
Comparable Companies Index.. 100      125.4   158.5    172.5     327.8    303.1


                             CORPORATE GOVERNANCE

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

   The business of the Company is managed under the direction of the Board of Directors. The Board of Directors meets on a regularly scheduled basis during the year to review significant developments affecting the Company and to act on matters requiring approval by the Board of Directors. It also holds special meetings when an important matter requires action by the Board of Directors between scheduled meetings. During fiscal 1998, the Board of Directors met five times. Each Director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors held during fiscal 1998 and the total number of meetings held during fiscal 1998 by all committees of the Board of Directors on which that Director served.

   The Company has established a standing Audit Committee of the Board of Directors (the "AUDIT COMMITTEE"). The Audit Committee meets periodically with management and the Company's independent auditors to review the activities of each and to discuss audit matters, financial reporting and the adequacy of internal corporate controls. Roger H. Kimmel, Ronald L. Corey and Glenn W. Schaeffer currently serve on the Audit Committee. During fiscal 1998, the Audit Committee met once.

   The Company does not have a standing nominating committee. The functions customarily attributable to a nominating committee are performed by the Board of Directors as a whole. The Company will consider nominees recommended by stockholders, although it has not actively solicited recommendations from stockholders for nominees nor has it established any procedures for this purpose for the 1998 Annual Meeting other than as set forth in the Bylaws. In the future, stockholders wishing to recommend a person for consideration as a nominee for election to the Board of Directors can do so in accordance with the Bylaws by giving timely written notice to the Secretary of the Company, that provides each such nominee's name, appropriate biographical information and any other information that would be required in a proxy statement or other filings required to be made in connection with solicitation of proxies for the election of directors and the class and the number of shares of capital stock of the Company that are owned beneficially or of record by the stockholder making the nomination. Such notice should be accompanied by a written statement from each nominee consenting to be named as a nominee and to serve as a director if elected. To be timely, such notice must be delivered to, or if mailed, received at, the Company's executive offices not less than 60 days nor more than 90 days prior to the anniversary of the immediately preceding annual meeting of stockholders; PROVIDED HOWEVER, that if the annual meeting is called for a date that is not within 30 days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth day following the earlier of the day on which such notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made.

   The Company has established a standing Compensation Committee. The Compensation Committee has the authority to approve any offers to potential employees of the Company for positions of Senior Vice President or above, or positions with compensation packages consisting of (a) annual salaries of $100,000 or more or (b) grants of options to purchase 10,000 or more shares of Common Stock. During fiscal 1998, the Compensation committee met four times. Eric Weider, Roger H. Kimmel and George F. Lengvari have been appointed to the Compensation Committee. See "REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION."

             CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

ADVERTISING AGREEMENT

   The Company and Weider Publications are parties to an Advertising Agreement (the "ADVERTISING AGREEMENT") under which the Company is obligated (pursuant to an annually updated notification in connection with the Company's budget) to purchase a minimum number of advertising pages in certain of the publications of Weider Publications each month at a price below that charged to unaffiliated third party advertisers. The advertising the Company purchases under the Advertising Agreement will be priced at the direct production cost per page (the "AD PAGE RATE") for each publication for the first five years and at premiums to the Ad Page Rate in subsequent years. The Ad Page Rate for each publication will be determined on an annual basis in accordance with the terms of the Advertising Agreement. The Ad Page Rate will not apply to any company or business acquired by the Company after December 31, 1996. Should Weider Publications develop or acquire new publications during the term of the Advertising Agreement, the Company will have the right, but not the obligation, to purchase advertising in such publications on terms similar to those covering Weider Publications' existing publications. The Advertising Agreement has a ten-year term and is subject to termination by either party if certain specified events occur, including a change of control of Weider Health and Fitness or an initial public offering of Weider Publications.

CERTAIN INTERNATIONAL ACQUISITIONS AND ROYALTY ARRANGEMENTS

   In connection with its strategy to expand its nutritional supplements business in international markets, the Company has acquired or licensed from related parties certain assets and distribution rights. The Company has acquired manufacturing capabilities in the United Kingdom, Spain and Canada and has licensed international rights to use the Weider name and trademarks. The Company now controls distribution rights for the Weider name and trademarks worldwide, except for Australia, New Zealand, Japan and South Africa. Sales under these license arrangements are subject to certain royalty arrangements; however, the Company is not required to pay any royalties with respect to sales of its products in the United States, Canada, Mexico, Spain or Portugal (the "ROYALTY-FREE TERRITORIES").

   The Company acquired assets of Weider Canada for $4.0 million in September 1996 ($3.0 million was paid in cash and $1.0 million was in the form of an earnout to be paid $40,000 per month for 25 months). In connection with the purchase of Weider Canada, on September 1, 1996, the Company agreed to lease a 24,623 square foot office and warehouse facility in Montreal from Ben Weider (the "WEIDER CANADA LEASE"). The Weider Canada Lease has a two-year term and an annual base rent of $98,492.

   The Company obtained the exclusive right to use the Weider name and trademarks outside of the Royalty-Free Territories throughout the world, with the exceptions of Australia, New Zealand, Japan and South Africa, pursuant to a sublicense agreement dated December 1, 1996 with Mariz Gestao E Investimentos Limitada ("MARIZ"). Mariz is a company incorporated under the laws of Portugal and owned by a trust of which the family members of George F. Lengvari, a director of the Company, are included among the beneficiaries. Mariz obtained its exclusive international rights to use the Weider name and trademarks pursuant to a license agreement, effective June 1, 1994, between Mariz and Joe Weider, Ben Weider, Weider Sports Equipment and Weider Health and Fitness (the "LICENSORS"). Pursuant to the license agreement with Mariz, the Company is required to make annual royalty payments to Mariz commencing on December 1, 1998 on sales of the Company's brands in existence on December 1, 1996 in countries covered by the agreement. The royalty payments are to be equal to (i) 4% of sales up to $33.0 million; (ii) 3.5% of sales greater than $33.0 million and less than $66.0 million; (iii) 3.0% of sales from $66.0 million to $100.0 million; and (iv) 2.5% of sales over $100.0 million. In addition, the sublicense agreement with Mariz includes an irrevocable buy-out option exercisable by the Company after May 31, 2002 for a purchase price equal to the greater of $7.0 million or 6.5 times the aggregate royalties paid by the Company in the fiscal year immediately preceding the date of the exercise of the option.

TRANSFER OF INTELLECTUAL PROPERTY

   In July 1985, Weider Health and Fitness and Joe Weider entered into an agreement pursuant to which Weider Health and Fitness was granted all rights, title and interest in and to a system of weight training known as "The Weider System" and the exclusive right to use of the name "Joe Weider" within the continental United States. As consideration for such grants, Weider Health and Fitness agreed to pay Joe Weider approximately $620,000 over seven years through May 31, 1992 and $450,000 for each year thereafter for the rest of his lifetime (of which $250,000 is paid by the Company). Weider Health and Fitness's right to use the "The Weider System" and "Joe Weider" survives the death of Joe Weider. Since the transfer by Joe Weider of such intellectual property to Weider Health and Fitness in 1985, Weider Health and Fitness has developed approximately 80 related federal trademark registrations and approximately 108 related trademark applications that are used in the nutritional supplements business.

   Effective September 1, 1996, Weider Health and Fitness assigned to the Company substantially all such intellectual property. Weider Health and Fitness retained three trademarks used in both the Company's nutritional supplements business and Weider Health and Fitness' body building and exercise equipment divisions; however, Weider Health and Fitness entered into a Trademark and License Agreement granting to the Company a perpetual, royalty-free, fully paid license to use such trademarks for its nutritional supplements business. In addition, each of Weider Nutrition, Schiff Products and American Nutrition Bars assigned to the Company all trademarks it owned and either registered in the United States or filed applications for registration in the United States for the nutritional supplements business.

CERTAIN RELATIONSHIPS OF DIRECTORS

   Eric Weider, Chairman of the Board of Directors of the Company, is currently President, Chief Executive Officer and a director of Weider Health and Fitness. Mr. Lengvari, a director of the Company, is currently Vice Chairman and a director of Weider Health and Fitness. In addition, Mr. Lengvari's family members are included among the beneficiaries under the Bayonne Settlement, a trust that owns 1.9% of the Class A Common Stock. In addition, Mariz, a company owned by a trust of which family members of Mr. Lengvari are included among the beneficiaries, was granted the exclusive right to use the Weider name and trademarks outside of the United States, Canada and Mexico. The Company has sublicensed such rights from Mariz. See "-- Transfer of Intellectual Property."

   Latham & Watkins, of which Roger H. Kimmel, a director of the Company, is a partner, performed legal services for the Company during the fiscal year ended May 31, 1998.

MANAGEMENT INCENTIVE AGREEMENTS

   Prior to the IPO, the Company entered into Management Incentive Agreements pursuant to which the Recipients were granted Performance Units as incentive compensation. Simultaneously with the IPO, which triggered conversion under the Management Incentive Agreements, the Company paid in cash and shares of Class A Common Stock the vested portion of the Performance Units. In aggregate, the Company paid approximately $2.96 million in cash and issued 972,247 shares of Class A Common Stock.

   The unvested portion of the Performance Units (represented by 182,716 unvested shares of Class A Common Stock as of the IPO date) vest, contingent upon continued employment and/or other factors, over a five-year period at 20% per year through May 2002. During fiscal 1998, 36,543 shares of Class A

Common Stock became issued and outstanding in accordance with the vesting provisions of the Performance Units.

   To facilitate the payment of individual income taxes incurred in connection with the conversion of the Performance Units, the Company makes available to each Recipient a loan in principal amount up to 30% of the conversion value of the vested Performance Units held by each Recipient. These loans bear interest at a rate of 8.0% per annum, are repayable five years from the borrowing date and are secured by the Recipient's Class A Common Stock received upon conversion. During fiscal 1998, the Company made loans to Messrs. Bizzaro, Reynolds, Blair and Young in the aggregate amount of $2,044,536, $2,004,419, $172,274 and $160,592, respectively. In June 1997, Messrs. Reynolds and Young made principal repayments in the amounts of $642,000 and $70,000, respectively. Accordingly, Messrs. Reynolds and Young had outstanding principal loan balances at May 31, 1998 of $1,362,419 and $90,592, respectively.

                                 OTHER MATTERS

OTHER BUSINESS FOR MEETING

   The Board of Directors does not know of any matters that will be presented for action at the 1998 Annual Meeting other than those described above and matters incident to the conduct of the meeting. If, however, any other matters not presently known to management should come before the 1998 Annual Meeting, it is intended that the shares represented by the accompanying proxy will be voted on such matters in accordance with the discretion of the holders of such proxy.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

   Section 16(a) of the Exchange Act requires directors, officers and persons who beneficially own more than 10% of a registered class of stock of the Company to file initial reports of ownership (Form 3) and reports of changes in beneficial ownership (Forms 4 and 5) with the Commission and The New York Stock Exchange. Such persons are also required under the rules and regulations promulgated by the Commission to furnish the Company with copies of all Section 16(a) forms they file.

   Based solely on a review of the copies of such forms furnished to the Company, the Company believes that during the fiscal year ended May 31, 1998 the Company's directors, officers and greater than 10% beneficial owners complied with all applicable Section 16(a) filing requirements.

STOCKHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

   Any stockholder of the Company who wishes to present a proposal at the next annual meeting of stockholders of the Company, and who wishes to have such proposal included in the Company's proxy statement for that meeting, must in accordance with Rule 14a-8 of the Exchange Act, deliver a copy of such proposal to the Company at 2002 South 5070 West, Salt Lake City, Utah 84104-4726,
Attention: Secretary, no later than August 1, 1998; however, if next year's annual meeting of stockholders is held on a date more than 30 days before or after the corresponding date of the 1998 Annual Meeting, any stockholder who wishes to have a proposal included in the Company's proxy statement and proxy for that meeting must deliver a copy of the proposal to the Company within a reasonable time before the proxy solicitation is made. The Company reserves the right to decline to include in the Company's proxy statement and proxy any stockholder's proposal that does not comply with the rules of the Commission and/or the Bylaws for inclusion therein.

   See "CORPORATE GOVERNANCE--MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS" and the Bylaws for notice procedures to recommend a person for nomination as a director.

ANNUAL REPORT

   The Company's 1998 Annual Report to Stockholders accompanies this Proxy Statement. The 1998 Annual Report to Stockholders does not form any part of the materials for the solicitation of proxies. Upon written request, the Company will provide stockholders with a copy of its Annual Report on Form 10-K for the year ended May 31, 1998 (the "FORM 10-K"), as filed with the Commission and any amendments thereto, without charge. Please direct written requests for a copy of the Form 10-K, and any amendments thereto, to: Weider Nutrition International, Inc., 2002 South 5070 West, Salt Lake City, Utah 84104-4726.


                                            BY ORDER OF THE BOARD OF DIRECTORS
                                            WEIDER NUTRITION INTERNATIONAL, INC.


September _____, 1998

                     WEIDER NUTRITION INTERNATIONAL, INC.
            PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
               THE ANNUAL MEETING TO BE HELD ON OCTOBER 29, 1998

   The undersigned hereby appoints each of Richard B. Bizzaro and Robert K. Reynolds as attorneys and proxies, each with power of substitution, to vote all shares of Class A common stock (the "Class A Common Stock") and Class B common stock (the "Class B Common Stock," and together with the Class A Common Stock, the "Common Stock") of Weider Nutrition International, Inc. (the "Company") that the undersigned may be entitled to vote at the Annual Meeting of the Stockholders of the Company to be held Thursday, October 29, 1998 at 2:00 p.m., local time at the Company's executive offices at 2002 South 5070 West, Salt Lake City, Utah 84104, on the proposals set forth on the reverse side hereof and on such other matters as may properly come before the meeting and any adjournment or postponement thereof.

   The proxy holders will vote the shares represented by this proxy in the manner indicated on the reverse side hereof. Unless a contrary direction is indicated, the proxy holders will vote such shares "FOR" the proposals set forth on the reverse side hereof. If any further matters properly come before the Annual Meeting, it is the intention of the persons named above to vote such proxies in accordance with their best judgment.

                    (Continued and to be dated and signed on the reverse side)

The Board of Directors recommends a vote FOR the following proposals:

1. Election as directors of the Company until the next annual meeting and until their successors are duly elected and qualified.

   FOR all nominees     WITHHOLD AUTHORITY to vote
   listed below         for all nominees listed below          *EXCEPTIONS
      [ ]                        [ ]                               [ ]

Nominees:Eric Weider, Richard B. Bizzaro, Robert K. Reynolds, Ronald L.
         Corey, Donald G. Drapkin, Roger H. Kimmel, George F. Lengvari and Glenn
         W. Schaeffer
(INSTRUCTIONS: To withhold authority for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.) *Exceptions:____________________________________________________________________

2. Approval of the 1997 Equity Participation Plan, as amended.
          FOR  [ ]   AGAINST   [ ]    ABSTAIN   [ ]

3. To transact such other business as may properly come FOR  AGAINST  ABSTAIN
   before the Annual Meeting and any adjournments or    [ ]    [ ]      [ ]
   postponements thereof.
                                           Change of Address and/or
                                           comments mark here              [ ]

                                    Date:________________________________ , 1998

                                    Signature:__________________________________

                                    Signature:__________________________________

Note: Please sign exactly as name appears hereon. If a joint account, each joint owner must sign. If signing for a corporation or partnership or as agent, attorney or fiduciary, indicate the capacity in which you are signing.

(Please sign, date and return this proxy in the enclosed postage prepaid envelope.)

                                    APPENDIX

                      THE 1997 EQUITY PARTICIPATION PLAN
                                      OF
                     WEIDER NUTRITION INTERNATIONAL, INC.

            Weider Nutrition International, Inc., a Delaware corporation, has adopted The 1997 Equity Participation Plan of Weider Nutrition International, Inc. (the "Plan"), effective February 28, 1997, for the benefit of its eligible employees, consultants and directors. The Plan consists of two plans, one for the benefit of Employees (as such term is defined below) and consultants and one for the benefit of Independent Directors (as such term is defined below).

            The purposes of this Plan are as follows:

            (1) To provide an additional incentive for directors, Employees and consultants to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.

            (2) To enable the Company to obtain and retain the services of directors, Employees and consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.

                                   ARTICLE I

                                  DEFINITIONS

            1.1 GENERAL. Wherever the following terms are used in this Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.

            1.2 AWARD LIMIT. "Award Limit" shall mean 300,000 shares of Common Stock.

            1.3 BOARD. "Board" shall mean the Board of Directors of the Company.

            1.4 CHANGE IN CONTROL. "Change in Control" shall mean a change in ownership or control of the Company effected through either of the following transactions:

            (a) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d- 3 under the Exchange
      Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept; or

            (b) there is a change in the composition of the Board over a period of thirty-six (36) consecutive months (or less) such that a majority of the Board members (rounded up to the nearest whole number) ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

            1.5 CODE. "Code" shall mean the Internal Revenue Code of 1986, as amended.

            1.6 COMMITTEE. "Committee" shall mean the Compensation Committee of the Board, or another committee of the Board, appointed as provided in Section 9.1.

            1.7 COMMON STOCK. "Common Stock" shall mean the Class A Common Stock of the Company, par value $0.01 per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding any preferred stock and any warrants, options or other rights to purchase Common Stock. Debt securities of the Company convertible into Common Stock shall be deemed equity securities of the Company.

            1.8 COMPANY. "Company" shall mean Weider Nutrition International, Inc., a Delaware corporation.

            1.9 CORPORATE TRANSACTION. "Corporate Transaction" shall mean any of the following stockholder-approved transactions to which the Company is a party:

            (a) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Company is incorporated, form a holding company or effect a similar reorganization as to form whereupon this Plan and all Options are assumed by the successor entity;

            (b) the sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, in complete liquidation or dissolution of the Company in a transaction not covered by the exceptions to clause (a), above; or

            (c) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred or issued to a person or persons different from those who held such securities immediately prior to such merger.

            1.10 DEFERRED STOCK. "Deferred Stock" shall mean Common Stock awarded under Article VII of this Plan.

            1.11 DIRECTOR.  "Director" shall mean a member of the Board.

            1.12 DIVIDEND EQUIVALENT. "Dividend Equivalent" shall mean a right to receive the equivalent value (in cash or Common Stock) of dividends paid on Common Stock, awarded under Article VII of this Plan.

            1.13 EMPLOYEE. "Employee" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

            1.14 EXCHANGE ACT. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

            1.15 FAIR MARKET VALUE. "Fair Market Value" of a share of Common Stock as of a given date shall be (i) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, or (ii) if Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on the trading day previous to such date as reported by NASDAQ or such successor quotation system; or (iii) if Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the Fair Market Value of a share of Common Stock as established by the Committee (or the Board, in the case of Options granted to Independent Directors) acting in good faith; PROVIDED, HOWEVER, that the Fair Market Value of a share of Common Stock as of the date of the initial public offering of Common Stock shall equal the initial public offering price (net of underwriting discounts and commissions) per share of Common Stock.

            1.16 GRANTEE. "Grantee" shall mean an Employee or consultant granted a Performance Award, Dividend Equivalent, Stock Payment or Stock Appreciation Right, or an award of Deferred Stock, under this Plan.

            1.17 INCENTIVE STOCK OPTION. "Incentive Stock Option" shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

            1.18 INDEPENDENT DIRECTOR. "Independent Director" shall mean a member of the Board who (i) is not an Employee of the Company, and (ii) who is not an employee or director of any parent corporation of the Company.

            1.19 NON-QUALIFIED STOCK OPTION. "Non-Qualified Stock Option" shall mean an Option which is not designated as an Incentive Stock Option by the Committee.

            1.20 OPTION. "Option" shall mean a stock option granted under
Article III of this Plan. An Option granted under this Plan shall, as determined by the Committee, be either a NonQualified Stock Option or an Incentive Stock Option; PROVIDED, HOWEVER, that Options granted to Independent Directors and consultants shall be Non-Qualified Stock Options.

            1.21 OPTIONEE. "Optionee" shall mean an Employee, consultant or Independent Director granted an Option under this Plan.

            1.22 PERFORMANCE AWARD. "Performance Award" shall mean a cash bonus, stock bonus or other performance or incentive award that is paid in cash, Common Stock or a combination of both, awarded under Article VII of this Plan.

            1.23 PLAN. "Plan" shall mean The 1997 Equity Participation Plan of Weider Nutrition International, Inc.

            1.24 QDRO. "QDRO" shall mean a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

            1.25 RESTRICTED STOCK. "Restricted Stock" shall mean Common Stock awarded under Article VI of this Plan.

            1.26 RESTRICTED STOCKHOLDER. "Restricted Stockholder" shall mean an Employee or consultant granted an award of Restricted Stock under Article VI of this Plan.

            1.27 RULE 16B-3. "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

            1.28 SECTION 162(M) PARTICIPANT. "Section 162(m) Participant" shall mean any Employee designated by the Committee as an Employee whose compensation for the fiscal year in which the Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

            1.29 STOCK APPRECIATION RIGHT. "Stock Appreciation Right" shall mean a stock appreciation right granted under Article VIII of this Plan.

            1.30 STOCK PAYMENT. "Stock Payment" shall mean (i) a payment in the form of shares of Common Stock, or (ii) an option or other right to purchase shares of Common Stock, as part of a deferred compensation arrangement or otherwise, made in lieu of or in addition to all or any portion of the compensation, including without limitation, salary, bonuses and commissions, that would otherwise become payable to an Employee or consultant in cash, awarded under Article VII of this Plan.

            1.31 SUBSIDIARY. "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

            1.32 TERMINATION OF CONSULTANCY. "Termination of Consultancy" shall mean the time when the engagement of an Optionee, Grantee or Restricted Stockholder as a consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement; but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to

Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Consultancy. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a consultant's service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

            1.33 TERMINATION OF DIRECTORSHIP. "Termination of Directorship" shall mean the time when an Optionee who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, removal, failure to be elected, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.

            1.34 TERMINATION OF EMPLOYMENT. "Termination of Employment" shall mean the time when the employee-employer relationship between an Optionee, Grantee or Restricted Stockholder and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (i) terminations where there is a simultaneous reemployment or continuing employment of an Optionee, Grantee or Restricted Stockholder by the Company or any Subsidiary, (ii) at the discretion of the Committee, terminations which result in a temporary severance of the employee-employer relationship, and (iii) at the discretion of the Committee, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; PROVIDED, HOWEVER, that, unless otherwise determined by the Committee in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee- employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of
Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate an Employee's employment at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.


                                  ARTICLE II

                            SHARES SUBJECT TO PLAN

            2.1      SHARES SUBJECT TO PLAN

            (a) The shares of stock subject to Options, awards of Restricted Stock, Performance Awards, Dividend Equivalents, awards of Deferred Stock, Stock Payments or Stock Appreciation Rights shall be Common Stock, initially shares of the Company's Class A Common Stock, par value $0.01 per share. The aggregate number of such shares which may be issued upon exercise of such options or rights or upon any such awards under the Plan shall not exceed one million six hundred forty-six thousand (1,646,000). The shares of Common Stock issuable upon exercise of such options or rights or upon any such awards may be either previously authorized but unissued shares or treasury shares.

            (b) The maximum number of shares which may be subject to Options, awards of Restricted Stock, Performance Awards, Dividend Equivalents, awards of Deferred Stock, Stock Payments or Stock Appreciation Rights granted under the Plan to any individual in any fiscal year shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, shares subject to Options which are canceled continue to be counted against the Award Limit and if, after grant of an Option, the price of shares subject to such Option is reduced, the transaction is treated as a cancellation of the Option and a grant of a new Option and both the Option deemed to be canceled and the Option deemed to be granted are counted against the Award Limit. Furthermore, to the extent required by Section 162(m) of the Code, if, after grant of a Stock Appreciation Right, the base amount on which stock appreciation is calculated is reduced to reflect a reduction in the Fair Market Value of the Company's Common Stock, the transaction is treated as a cancellation of the Stock Appreciation Right and a grant of a new Stock Appreciation Right and both the Stock Appreciation Right deemed to be canceled and the Stock Appreciation Right deemed to be granted are counted against the Award Limit.

            2.2 ADD-BACK OF OPTIONS AND OTHER RIGHTS. If any Option, or other right to acquire shares of Common Stock under any other award under this Plan, expires or is canceled without having been fully exercised, or is exercised in whole or in part for cash as permitted by this Plan, the number of shares subject to such Option or other right but as to which such Option or other right was not exercised prior to its expiration, cancellation or exercise may again be optioned, granted or awarded hereunder, subject to the limitations of Section
2.1. Furthermore, any shares subject to Options or other awards which are adjusted pursuant to Section 10.3 and become exercisable with respect to shares of stock of another corporation shall be considered cancelled and may again be optioned, granted or awarded hereunder, subject to the limitations of Section
2.1. Shares of Common Stock which are delivered by the Optionee or Grantee or withheld by the Company upon the exercise of any Option or other award under this Plan, in payment of the exercise price thereof, may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. If any share of Restricted Stock is forfeited by the Grantee or repurchased by the Company pursuant to Section 6.6 hereof, such share may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under
Section 422 of the Code.


                                  ARTICLE III

                              GRANTING OF OPTIONS

            3.1 ELIGIBILITY. Any Employee or consultant selected by the Committee pursuant to Section 3.4(a)(i) shall be eligible to be granted an Option. Each Independent Director of the Company shall be eligible to be granted Options at the times and in the manner set forth in Section 3.4(d).

            3.2 DISQUALIFICATION FOR STOCK OWNERSHIP. No person may be granted an Incentive Stock Option under this Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

            3.3 QUALIFICATION OF INCENTIVE STOCK OPTIONS. No Incentive Stock Option shall be granted to any person who is not an Employee.

            3.4 GRANTING OF OPTIONS

            (a) The Committee shall from time to time, in its absolute discretion, and subject to applicable limitations of this Plan:

                     (i) Select from among Employees and consultants (including Employees or consultants who have previously received Options or other awards under this Plan) such of them as in its opinion should be granted Options;

                    (ii) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected Employees or consultants;

                   (iii) Subject to Section 3.3, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code; and

                    (iv) Determine the terms and conditions of such Options, consistent with this Plan; PROVIDED, HOWEVER, that the terms and conditions of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

            (b) Upon the selection of an Employee or consultant to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to an Employee or consultant that the Employee or consultant surrender for cancellation some or all of the unexercised Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments or other rights which have been previously granted to him under this Plan or otherwise. An Option, the grant of which is conditioned upon such surrender, may have an option price lower (or higher) than the exercise price of such surrendered Option or other award, may cover the same (or a lesser or greater) number of shares as such surrendered Option or other award, may contain such other terms as the Committee deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option or other award.

            (c) Any Incentive Stock Option granted under this Plan may be modified by the Committee to disqualify such option from treatment as an "incentive stock option" under Section 422 of the Code.

            (d) During the term of the Plan, each person who is an Independent Director as of the date of the consummation of the initial public offering of Common Stock automatically shall be granted (i) an Option to purchase twenty thousand (20,000) shares of Common Stock (subject to adjustment as provided in Section 10.3) on the date of such initial public offering and (ii) an Option to purchase seven thousand (7,000) shares of Common Stock (subject to adjustment as provided in Section 10.3) on each anniversary of such date on which such Independent Director is then serving as such. During the term of the Plan, a person who is initially elected or appointed to the Board after the consummation of the initial public offering of Common Stock and who is an Independent Director at the time of such initial election or appointment automatically shall be granted (i) an Option to purchase twenty thousand (20,000) shares of Common Stock (subject to adjustment as provided in Section 10.3) on the date of such initial election or appointment and (ii) an Option to purchase seven thousand (7,000) shares of Common Stock (subject to adjustment as provided in Section 10.3) on each anniversary of such date on which such Independent Director is then serving as such. Members of the Board who are employees of the Company who subsequently retire from the Company and remain on the Board will not receive an initial Option grant pursuant to clause (i) of the preceding sentence, but to the extent that they are otherwise eligible, will receive, after Termination of Employment, Options as described in clause (ii) of the preceding sentence on each anniversary of the date of Termination of Employment. All the foregoing Option grants authorized by this Section 3.4(d) are subject to stockholder approval of the Plan.


                                  ARTICLE IV

                               TERMS OF OPTIONS

            4.1 OPTION AGREEMENT. Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee (or the Board, in the case of Options granted to Independent Directors) shall determine, consistent with this Plan, including non-compete, non-disclosure, non-solicitation or similar provisions. Stock Option Agreements evidencing Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of
Section 162(m) of the Code. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

            4.2 OPTION PRICE. The price per share of the shares subject to each Option shall be set by the Committee; PROVIDED, HOWEVER, that such price shall be no less than the par value of a share of Common Stock, unless otherwise permitted by applicable state law, and (i) in the case of

Incentive Stock Options and Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or modified in the case of an Incentive Stock Option); (ii) in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code) such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or modified); and (iii) in the case of Options granted to Independent Directors, such price shall equal 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted.

            4.3 OPTION TERM. The term of an Option shall be set by the Committee in its discretion but shall not exceed eight (8) years from the date the Option is granted; PROVIDED, HOWEVER, that, (i) in the case of Options granted to Independent Directors, the term shall be eight (8) years from the date the Option is granted, without variation or acceleration hereunder, but subject to
Section 5.6, and (ii) in the case of Incentive Stock Options, the term shall not be more than five (5) years from such date if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code). Except as limited by requirements of
Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee may extend the term of any outstanding Option in connection with any Termination of Employment or Termination of Consultancy of the Optionee, or amend any other term or condition of such Option relating to such a termination.

            4.4     OPTION VESTING

            (a) The period during which the right to exercise an Option in whole or in part vests in the Optionee shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; PROVIDED, HOWEVER, that, unless the Committee otherwise provides in the terms of the Option or otherwise, no Option shall be exercisable by any Optionee who is then subject to Section 16 of the Exchange Act within the period ending six months and one day after the date the Option is granted; and provided, further, that Options granted to Independent Directors shall become exercisable in cumulative annual installments of 20% on each of the first, second, third, fourth and fifth anniversaries of the date of Option grant, without variation or acceleration hereunder except as provided in
Section 10.3(b). At any time after grant of an Option, the Committee may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option (except an Option granted to an Independent Director) vests.

            (b) No portion of an Option which is unexercisable at Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Committee in the case of Options granted to Employees or consultants either in the Stock Option Agreement or by action of the Committee following the grant of the Option.

            (c) To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company and any Subsidiary) exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 4.4(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

            4.5 CONSIDERATION. In consideration of the granting of an Option, the Optionee shall agree, in the written Stock Option Agreement or otherwise, to render faithful and efficient services to the Company or any Subsidiary with such duties and responsibilities as the Company or the Subsidiary shall from time to time prescribe, and, in addition, such written Stock Option Agreement may contain non-compete, non-disclosure, non-solicitation or similar provisions. Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary, or as a director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without good cause.


                                   ARTICLE V

                              EXERCISE OF OPTIONS

            5.1 PARTIAL EXERCISE. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Committee (or the Board, in the case of Options granted to Independent Directors) may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

            5.2 MANNER OF EXERCISE. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his office:

            (a) A written notice complying with the applicable rules established by the Committee (or the Board, in the case of Options granted to Independent Directors) stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion;

            (b) Such representations and documents as the Committee (or the Board, in the case of Options granted to Independent Directors), in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Committee or Board may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

            (c) In the event that the Option shall be exercised pursuant to
Section 10.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option; and

            (d) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Committee (or the Board, in the case of Options granted to Independent Directors), may in its discretion (i) allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the delivery of shares of Common Stock owned by the Optionee, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iv) allow payment, in whole or in part, through the delivery of a notice that the Optionee has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; or (v) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii), (iii), and (iv).

            5.3 CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

            (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

            (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee or Board shall, in its absolute discretion, deem necessary or advisable;

            (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee (or Board, in the case of Options granted to Independent Directors) shall, in its absolute discretion, determine to be necessary or advisable;

            (d) The lapse of such reasonable period of time following the exercise of the Option as the Committee (or Board, in the case of Options granted to Independent Directors) may establish from time to time for reasons of administrative convenience; and

            (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax.

            5.4 RIGHTS AS STOCKHOLDERS. The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

            5.5 OWNERSHIP AND TRANSFER RESTRICTIONS. The Committee (or Board, in the case of Options granted to Independent Directors), in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within
(i) two years from the date of granting such Option to such Employee or (ii) one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.

            5.6 LIMITATIONS ON EXERCISE OF OPTIONS GRANTED TO INDEPENDENT DIRECTORS. No Option granted to an Independent Director may be exercised to any extent by anyone after the first to occur of the following events:

            (a) The expiration of twelve (12) months from the date of the Optionee's death;

            (b) The expiration of twelve (12) months from the date of the Optionee's Termination of Directorship by reason of his permanent and total disability (within the meaning of Section 22(e)(3) of the Code);

            (c) The expiration of sixty (60) days from the date of the Optionee's Termination of Directorship for any reason other than such Optionee's death or his permanent and total disability, unless the Optionee dies within said sixty-day period; or

            (d) The expiration of eight (8) years from the date the Option was granted.

                                  ARTICLE VI

                           AWARD OF RESTRICTED STOCK

            6.1     AWARD OF RESTRICTED STOCK

            (a) The Committee may from time to time, in its absolute discretion:

                     (i) Select from among the Employees or consultants (including Employees or consultants who have previously received other awards under this Plan) such of them as in its opinion should be awarded Restricted Stock; and

                    (ii) Determine the purchase price, if any, and other terms and conditions applicable to such Restricted Stock, consistent with this Plan.

            (b) The Committee shall establish the purchase price, if any, and form of payment for Restricted Stock; PROVIDED, HOWEVER, that such purchase price shall be no less than the par value of the Common Stock to be purchased, unless otherwise permitted by applicable state law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

            (c) Upon the selection of an Employee or consultant to be awarded Restricted Stock, the Committee shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

            6.2 RESTRICTED STOCK AGREEMENT. Restricted Stock shall be issued only pursuant to a written Restricted Stock Agreement, which shall be executed by the selected Employee or consultant and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

            6.3 CONSIDERATION. As consideration for the issuance of Restricted Stock, in addition to payment of any purchase price, the Restricted Stockholder shall agree, in the written Restricted Stock Agreement or otherwise, to render faithful and efficient services to the Company or any Subsidiary with such duties and responsibilities as the Company or the Subsidiary shall from time to time prescribe, and, in addition, such written Restricted Stock Agreement may contain non-compete, non-disclosure, non-solicitation or similar provisions. Nothing in this Plan or in any Restricted Stock Agreement hereunder shall confer on any Restricted Stockholder any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Restricted Stockholder at any time for any reason whatsoever, with or without good cause.

            6.4 RIGHTS AS STOCKHOLDERS. Upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 6.7, the Restricted Stockholder shall have, unless otherwise provided by the Committee, all the rights of a stockholder with respect to said shares, subject to the restrictions in his Restricted Stock Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; PROVIDED, HOWEVER, that in the discretion of the Committee, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 6.5.

            6.5 RESTRICTION. All shares of Restricted Stock issued under this Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Restricted Stock Agreement, be subject to such restrictions as the Committee shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance; PROVIDED, HOWEVER, that, unless the Committee otherwise provides in the terms of the Restricted Stock Agreement or otherwise, no share of Restricted Stock granted to a person subject to Section 16 of the Exchange Act shall be sold, assigned or otherwise transferred until at least six months and one day have elapsed from the date on which the Restricted Stock was issued, and PROVIDED, FURTHER, that by action taken after the Restricted Stock is issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Restricted Stock Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. Unless provided otherwise by the Committee, if no consideration was paid by the Restricted Stockholder upon issuance, a Restricted Stockholder's rights in unvested Restricted Stock shall lapse upon Termination of Employment or, if applicable, upon Termination of Consultancy with the Company.

            6.6 REPURCHASE OF RESTRICTED STOCK. The Committee shall provide in the terms of each individual Restricted Stock Agreement that the Company shall have the right to repurchase from the Restricted Stockholder the Restricted Stock then subject to restrictions under the Restricted Stock Agreement immediately upon a Termination of Employment or, if applicable, upon a Termination of Consultancy between the Restricted Stockholder and the Company, at a cash price per share equal to the price paid by the Restricted Stockholder for such Restricted Stock; PROVIDED, HOWEVER, that provision may be made that no such right of repurchase shall exist in the event of a Termination of Employment or Termination of Consultancy without cause, or following a change in control of the Company or because of the Restricted Stockholder's retirement, death or disability, or otherwise.

            6.7 ESCROW. The Secretary of the Company or such other escrow holder as the Committee may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Restricted Stock Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

            6.8 LEGEND. In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Committee shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Restricted Stock Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

            6.9     PROVISIONS APPLICABLE TO SECTION 162(M) PARTICIPANTS

            (a) Notwithstanding anything in the Plan to the contrary, the Committee may grant Restricted Stock awards to a Section 162(m) Participant the restrictions with respect to which lapse upon the attainment of performance targets for the Company which are related to one or more of the following performance goals: (i) pre-tax income, (ii) operating income, (iii) cash flow,
(iv) earnings per share, (v) return on equity, (vi) return on invested capital or assets, (vii) earnings before interest, taxes, depreciation and amortization ("EBITDA"), (viii) market value of Common Stock, and (ix) cost reductions or savings.

            (b) To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to Restricted Stock awards which may be granted to one or more Section 162(m) Participants, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Section 162(m) Participants, (ii) select the performance goal or goals applicable to the fiscal year or other designated fiscal period, (iii) establish the various targets and bonus amounts which may be earned for such fiscal year or other designated fiscal period and (iv) specify the relationship between performance goals and targets and the amounts to be earned by each Section 162(m) Participant for such fiscal year or other designated fiscal period. Following the completion of each fiscal year or other designated fiscal period, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period. In determining the amount payable to a Section 162(m) Participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period.


                                  ARTICLE VII

                   PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS,
                        DEFERRED STOCK, STOCK PAYMENTS

            7.1 PERFORMANCE AWARDS. Any Employee or consultant selected by the Commit tee may be granted one or more Performance Awards. The value of such Performance Awards may be linked to the market value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee, or may be based upon the appreciation in the market value, book value, net profits or other measure of the value of a specified number of shares of Common Stock over a fixed period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Employee or consultant.

            7.2 DIVIDEND EQUIVALENTS. Any Employee or consultant selected by the Commit tee may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date an Option, Stock Appreciation Right, Deferred Stock or Performance Award is granted, and the date such Option, Stock Appreciation Right, Deferred Stock or Performance Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee. With respect to Dividend Equivalents granted with respect to Options intended to be qualified performance-based compensation for purposes of Section 162(m) of the Code, such Dividend Equivalents shall be payable regardless of whether such Option is exercised.

            7.3 STOCK PAYMENTS. Any Employee or consultant selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee. The number of shares shall be determined by the Committee and may be based upon the Fair Market Value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.

            7.4 DEFERRED STOCK. Any Employee or consultant selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the market value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Common Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Grantee of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the award has vested and the Common Stock underlying the award has been issued.

            7.5 PERFORMANCE AWARD AGREEMENT, DIVIDEND EQUIVALENT AGREEMENT, DEFERRED STOCK AGREEMENT, STOCK PAYMENT AGREEMENT. Each Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment shall be evidenced by a written agreement, which shall be executed by the Grantee and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

            7.6 TERM. The term of a Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment shall be set by the Committee in its discretion, but shall not exceed eight (8) years from the date of grant.

            7.7 EXERCISE UPON TERMINATION OF EMPLOYMENT. A Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment is exercisable or payable only while the Grantee is an Employee or consultant; provided that the Committee may determine that the Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment may be exercised or paid subsequent to Termination of Employment or Termination of Consultancy without cause, or following a change in control of the Company, or because of the Grantee's retirement, death or disability, or otherwise.

            7.8 PAYMENT ON EXERCISE. Payment of the amount determined under
Section 7.1 or 7.2 above shall be in cash, in Common Stock or a combination of both, as determined by the Committee. To the extent any payment under this
Article VII is effected in Common Stock, it shall be made subject to satisfaction of all provisions of Section 5.3.

            7.9 CONSIDERATION. In consideration of the granting of a Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment, the Grantee shall agree, in a written agreement or otherwise, to render faithful and efficient services to the Company or any Subsidiary with such duties and responsibilities as the Company or the Subsidiary shall from time to time prescribe, and, in addition, such written agreement may contain non-compete, non-disclosure, non-solicitation or similar provisions. Nothing in this Plan or in any agreement hereunder shall confer on any Grantee any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Grantee at any time for any reason whatsoever, with or without good cause.

            7.10    PROVISIONS APPLICABLE TO SECTION 162(M) PARTICIPANTS

            (a) Notwithstanding anything in the Plan to the contrary, the Committee may grant any performance or incentive awards described in Article VII to a Section 162(m) Participant that vest or become exercisable upon the attainment of performance targets for the Company which are related to one or more of the following performance goals: (i) pre-tax income, (ii) operating income, (iii) cash flow, (iv) earnings per share, (v) return on equity, (vi) return on invested capital or assets, (vii) earnings before interest, taxes, depreciation and amortization ("EBITDA"), (viii) market value of Common Stock, and (ix) cost reductions or savings.

            (b) To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to performance or incentive awards described in Article VII which may be granted to one or more Section 162(m) Participants, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Section 162(m) Participants, (ii) select the performance goal or goals applicable to the fiscal year or other designated fiscal period, (iii) establish the various targets and bonus amounts which may be earned for such fiscal year or other designated fiscal period and (iv) specify the relationship between performance goals and targets and the amounts to be earned by each Section 162(m) Participant for such fiscal year or other designated fiscal period. Following the completion of each fiscal year or other designated fiscal period, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period. In determining the amount earned by a Section 162(m) Participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period.


                                 ARTICLE VIII

                           STOCK APPRECIATION RIGHTS

            8.1 GRANT OF STOCK APPRECIATION RIGHTS. A Stock Appreciation Right may be granted to any Employee or consultant selected by the Committee. A Stock Appreciation Right may be granted (i) in connection and simultaneously with the grant of an Option, (ii) with respect to a previously granted Option, or (iii) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with this Plan as the Committee shall impose and shall be evidenced by a written Stock Appreciation Right Agreement, which shall be executed by the Grantee and an authorized officer of the Company. The Committee, in its discretion, may determine whether a Stock Appreciation Right is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code and Stock Appreciation Right Agreements evidencing Stock Appreciation Rights intended to so qualify shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Without limiting the generality of the foregoing, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition of the grant of a Stock Appreciation Right to an Employee or consultant that the Employee or consultant surrender for cancellation some or all of the unexercised Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments, or other rights which have been previously granted to him under this Plan or otherwise. A Stock Appreciation Right, the grant of which is conditioned upon such surrender, may have an exercise price lower (or higher) than the exercise price of the surrendered Option or other award, may cover the same (or a lesser or greater) number of shares as such surrendered Option or other award, may contain such other terms as the Committee deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option or other award.

            8.2     COUPLED STOCK APPRECIATION RIGHTS

            (a) A Coupled Stock Appreciation Right ("CSAR") shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

            (b) A CSAR may be granted to the Grantee for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

            (c) A CSAR shall entitle the Grantee (or other person entitled to exercise the Option pursuant to this Plan) to surrender to the Company unexercised a portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Common Stock on the date of exercise of the CSAR by the number of shares of Common Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Committee may impose.

            8.3     INDEPENDENT STOCK APPRECIATION RIGHTS

            (a) An Independent Stock Appreciation Right ("ISAR") shall be unrelated to any Option and shall have a term set by the Committee. An ISAR shall be exercisable in such installments as the Committee may determine. An ISAR shall cover such number of shares of Common Stock as the Committee may determine; provided, however, that unless the Committee otherwise provides in the terms of the ISAR or otherwise, no ISAR granted to a person subject to
Section 16 of the Exchange Act shall be exercisable until at least six months have elapsed from (but excluding) the date on which the Option was granted. The exercise price per share of Common Stock subject to each ISAR shall be set by the Committee. An ISAR is exercisable only while the Grantee is an Employee or consultant; provided that the Committee may determine that the ISAR may be exercised subsequent to Termination of Employment or Termination of Consultancy without cause, or following a change in control of the Company, or because of the Grantee's retirement, death or disability, or otherwise.

            (b) An ISAR shall entitle the Grantee (or other person entitled to exercise the ISAR pursuant to this Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Common Stock on the date of exercise of the ISAR by the number of shares of Common Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Committee may impose.

            8.4     PAYMENT AND LIMITATIONS ON EXERCISE

            (a) Payment of the amount determined under Section 8.2(c) and 8.3(b) above shall be in cash, in Common Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee. To the extent such payment is effected in Common Stock it shall be made subject to satisfaction of all provisions of Section 5.3 above pertaining to Options.

            (b) Grantees of Stock Appreciation Rights may be required to comply with any timing or other restrictions with respect to the settlement or exercise of a Stock Appreciation Right, including a window-period limitation, as may be imposed in the discretion of the Board or Committee.

            8.5 CONSIDERATION. In consideration of the granting of a Stock Appreciation Right, the Grantee shall agree, in the written Stock Appreciation Right Agreement or otherwise, to render faithful and efficient services to the Company or any Subsidiary with such duties and responsibilities as the Company or the Subsidiary shall from time to time prescribe, and, in addition, such written Stock Appreciation Right Agreement may contain non-compete, non-disclosure, non- solicitation or similar provisions. Nothing in this Plan or in any Stock Appreciation Right Agreement hereunder shall confer on any Grantee any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Grantee at any time for any reason whatsoever, with or without good cause.


                                  ARTICLE IX

                                ADMINISTRATION

            9.1 COMPENSATION COMMITTEE. Prior to the Company's initial registration of Common Stock under Section 12 of the Exchange Act, the Compensation Committee shall consist of the entire Board. As soon as practicable following such registration, the Compensation Committee (or another committee of the Board assuming the functions of the Committee under this Plan) shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is both a "non-employee director" as defined by Rule 16b-3 and an "outside director" for purposes of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

            9.2 DUTIES AND POWERS OF COMMITTEE. It shall be the duty of the Committee to conduct the general administration of this Plan in accordance with its provisions. The Committee shall have the power to interpret this Plan and the agreements pursuant to which Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments are granted or awarded, and to adopt such rules for the administration, interpretation, and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Options granted to Independent Directors. Any such grant or award under this Plan need not be the same with respect to each Optionee, Grantee or Restricted Stockholder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

            9.3 MAJORITY RULE; UNANIMOUS WRITTEN CONSENT. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

            9.4 COMPENSATION; PROFESSIONAL ASSISTANCE; GOOD FAITH ACTIONS. Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of this Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and deter minations made by the Committee or the Board in good faith shall be final and binding upon all Optionees, Grantees, Restricted Stockholders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan, Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.


                                   ARTICLE X

                           MISCELLANEOUS PROVISIONS

            10.1 NOT TRANSFERABLE. Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments under this Plan may not be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution or pursuant to a QDRO, unless and until such rights or awards have been exercised, or the shares underlying such rights or awards have been issued, and all restrictions applicable to such shares have lapsed. No Option, Restricted Stock award, Deferred Stock award, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment or interest or right therein shall be liable for the debts, contracts or engagements of the Optionee, Grantee or Restricted Stockholder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

            During the lifetime of the Optionee or Grantee, only he may exercise an Option or other right or award (or any portion thereof) granted to him under the Plan, unless it has been disposed of pursuant to a QDRO. After the death of the Optionee or Grantee, any exercisable portion of an Option or other right or award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement or other agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's or Grantee's will or under the then applicable laws of descent and distribution.

            10.2 AMENDMENT, SUSPENSION OR TERMINATION OF THIS PLAN. Except as otherwise provided in this Section 10.2, this Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without approval of the Company's stockholders given within twelve months before or after the action by the Board or the Committee, no action of the Board or the Committee may, except as provided in Section 10.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under this Plan or modify the Award Limit, and no action of the Board or the Committee may be taken that would otherwise require stockholder approval as a matter of applicable law, regulation or rule. No amendment, suspension or termination of this Plan shall, without the consent of the holder of Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments, alter or impair any rights or obligations under any Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments theretofore granted or awarded, unless the award itself otherwise expressly so provides. No Options, Restricted Stock, Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments may be granted or awarded during any period of suspension or after termination of this Plan, and in no event may any Incentive Stock Option be granted under this Plan after the first to occur of the following events:

            (a) The expiration of ten years from the date the Plan is adopted by the Board; or

            (b) The expiration of ten years from the date the Plan is approved by the Company's stockholders under Section 10.4.


            10.3 CHANGES IN COMMON STOCK OR ASSETS OF THE COMPANY, ACQUISITION OR LIQUIDATION OF THE COMPANY AND OTHER CORPORATE EVENTS

            (a) Subject to Section 10.3(d), in the event that the Committee (or the Board, in the case of Options granted to Independent Directors) determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company (including, but not limited to, a Corporate Transaction), or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Committee's sole discretion (or in the case of Options granted to Independent Directors, the Board's sole discretion), affects the Common Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Option, Restricted Stock award, Performance Award, Stock Appreciation Right, Dividend Equivalent, Deferred Stock award or Stock Payment, then the Committee (or the Board, in the case of Options granted to Independent Directors) shall, in such manner as it may deem equitable, adjust any or all of

                    (i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments may be granted under the Plan, or which may be granted as Restricted Stock or Deferred Stock (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit),

                    (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents, or Stock Payments, and in the number and kind of shares of outstanding Restricted Stock or Deferred Stock, and

                    (iii) the grant or exercise price with respect to any Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment.

            (b) Subject to Sections 10.3(b)(vii) and 10.3(d), in the event of any Corporate Transaction or other transaction or event described in Section 10.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Committee (or the Board, in the case of Options granted to Independent Directors) in its discretion is hereby authorized to take any one or more of the following actions whenever the Committee (or the Board, in the case of Options granted to Independent Directors) determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any option, right or other award under this Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

                    (i) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of the agreement or by action taken prior to the occurrence of such transaction or event and either automatically or upon the optionee's request, for either the purchase of any such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, or any Restricted Stock or Deferred Stock for an amount of cash equal to the amount that could have been attained upon the exercise of such option, right or award or realization of the optionee's rights had such option, right or award been currently exercisable or payable or fully vested or the replacement of such option, right or award with other rights or property selected by the Committee (or the Board, in the case of Options granted to Independent Directors) in its sole discretion;

                    (ii) In its sole and absolute discretion, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock or by action taken prior to the occurrence of such transaction or event that it cannot be exercised after such event;

                    (iii) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock or by action taken prior to the occurrence of such transaction or event, that for a specified period of time prior to such transaction or event, such option, right or award shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in (i) Section
      4.4 or (ii) the provisions of such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock;

                    (iv) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock or by action taken prior to the occurrence of such transaction or event, that upon such event, such option, right or award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

                    (v) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents, or Stock Payments, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future.

                    (vi) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may provide either by the terms of a Restricted Stock award or Deferred Stock award or by action taken prior to the occurrence of such event that, for a specified period of time prior to such event, the restrictions imposed under a Restricted Stock Agreement or a Deferred Stock Agreement upon some or all shares of Restricted Stock or Deferred Stock may be terminated, and, in the case of Restricted Stock, some or all shares of such Restricted Stock may cease to be subject to repurchase under Section 6.6 or forfeiture under Section 6.5 after such event.

                    (vii) None of the foregoing discretionary actions taken under this Section 10.3(b) shall be permitted with respect to Options granted under Section 3.4(d) to Independent Directors to the extent that such discretion would be inconsistent with the applicable exemptive conditions of Rule 16b-3. In the event of a Corporate Transaction, to the extent that the Board does not have the ability under Rule 16b-3 to take or to refrain from taking the discretionary actions set forth in Section 10.3(b)(ii) above, no Option granted to an Independent Director may be exercised following such Corporate Transaction unless such Option is, in connection with such Corporate Transaction, either assumed by the successor or survivor corporation (or parent or subsidiary thereof) or replaced with a comparable right with respect to shares of the capital stock of the successor or survivor corporation (or parent or subsidiary thereof).

                    (viii) Notwithstanding the foregoing provisions of this
      Section 10.3(b), in the event of any Change in Control or Corporate Transaction, each outstanding Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, Stock Payment, Restricted Stock, or Deferred Stock award shall, upon such Change in Control or immediately prior to the effective date of the Corporate Transaction, automatically become fully exercisable for all of the shares of Common Stock at the time subject to such rights or fully vested, as applicable, and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding right shall not so accelerate if and to the extent: (i) such right is, in connection with the Change in Control or Corporate Transaction, either to be assumed by the successor or survivor corporation (or parent thereof) or to be replaced with a comparable right with respect to shares of the capital stock of the successor or survivor corporation (or parent thereof) or (ii) the acceleration of exercisability of such right is subject to other limitations imposed by the Committee at the time of grant. The determination of comparability of rights under clause (i) above shall be made by the Committee, and its determination shall be final, binding and conclusive.

            (c) Subject to Section 10.3(d) and 10.8, the Committee (or the Board, in the case of Options granted to Independent Directors) may, in its discretion, include such further provisions and limitations in any Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock agreement or certificate, as it may deem equitable and in the best interests of the Company.

            (d) With respect to Options, Stock Appreciation Rights and performance or incentive awards described in Article VII which are granted to
Section 162(m) Participants and are intended to qualify as performance-based compensation under Section 162(m)(4)(C), no adjustment or action described in this Section 10.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate
Section 422(b)(1) of the Code or would cause such option or stock appreciation right to fail to so qualify under Section 162(m)(4)(C), as the case may be, or any successor provisions thereto. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Committee (or the Board, in the case of Options granted to Independent Directors) determines that the option or other award is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any option, right or award shall always be rounded to the next whole number.

            10.4 APPROVAL OF PLAN BY STOCKHOLDERS. This Plan will be submitted for the approval of the Company's stockholders within twelve months after the date of the Board's initial adoption of this Plan. Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments may be granted and Restricted Stock or Deferred Stock may be awarded prior to such stockholder approval, provided that such Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments shall not be exercisable and such Restricted Stock or Deferred Stock shall not vest prior to the time when this Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments previously granted and all Restricted Stock or Deferred Stock previously awarded under this Plan shall thereupon be canceled and become null and void.

            10.5 TAX WITHHOLDING. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Optionee, Grantee or Restricted Stockholder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting or exercise of any Option, Restricted Stock, Deferred Stock, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment. The Committee (or the Board, in the case of Options granted to Independent Directors) may in its discretion and in satisfaction of the foregoing requirement allow such Optionee, Grantee or Restricted Stockholder to elect to have the Company withhold shares of Common Stock otherwise issuable under such Option or other award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld.

            10.6 LOANS. The Committee may, in its discretion, extend one or more loans to Employees in connection with the exercise or receipt of an Option, Performance Award, Stock Appre ciation Right, Dividend Equivalent or Stock Payment granted under this Plan, or the issuance of Restricted Stock or Deferred Stock awarded under this Plan. The terms and conditions of any such loan shall be set by the Committee.

            10.7 FORFEITURE PROVISIONS. Pursuant to its general authority to determine the terms and conditions applicable to awards under the Plan, the Committee (or the Board, in the case of Options granted to Independent Directors) shall have the right (to the extent consistent with the applicable exemptive conditions of Rule 16b-3) to provide, in the terms of Options or other awards made under the Plan, or to require the recipient to agree by separate written instrument, that (i) any proceeds, gains or other economic benefit actually or constructively received by the recipient upon any receipt or exercise of the award, or upon the receipt or resale of any Common Stock underlying such award, must be paid to the Company, and (ii) the award shall terminate and any unexercised portion of such award (whether or not vested) shall be forfeited, if (a) a Termination of Employment, Termination of Consultancy or Termination of Directorship occurs prior to a specified date, or within a specified time period following receipt or exercise of the award, or
(b) the recipient at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Committee (or the Board, as applicable).

            10.8 LIMITATIONS APPLICABLE TO SECTION 16 PERSONS AND
PERFORMANCE-BASED COMPENSATION. Notwithstanding any other provision of this Plan, this Plan, and any Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment granted, or

Restricted Stock or Deferred Stock awarded, to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan, Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents, Stock Payments, Restricted Stock and Deferred Stock granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule. Furthermore, notwithstanding any other provision of this Plan, any Option, Stock Appreciation Right or performance or incentive award described in Article VII which is granted to a Section 162(m) Participant and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and this Plan shall be deemed amended to the extent necessary to conform to such requirements.

            10.9 EFFECT OF PLAN UPON OPTIONS AND COMPENSATION PLANS. The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company (i) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary or (ii) to grant or assume options or other rights otherwise than under this Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

            10.10 COMPLIANCE WITH LAWS. This Plan, the granting and vesting of Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments under this Plan and the issuance and delivery of shares of Common Stock and the payment of money under this Plan or under Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments granted or Restricted Stock or Deferred Stock awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan, Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

            10.11 TITLES. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.

            10.12 GOVERNING LAW. This Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.


                                 * * * * * * *


            I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Weider Nutrition International, Inc. and approved by the Company's stockholders on February 28, 1997.

            Executed on this ____ day of _______________, 1997.



                                                  _________________________
                                                          Secretary

                            FIRST AMENDMENT TO THE
    1997 EQUITY PARTICIPATION PLAN OF WEIDER NUTRITION INTERNATIONAL, INC.

      Weider Nutrition International, Inc., a corporation organized under the laws of the State of Delaware (the "Corporation"), adopted the 1997 Equity Participation Plan of Weider Nutrition International, Inc. (the "Plan") effective as of February 28, 1997. In order to increase the number of shares available for issuance under the Plan, to revise the terms for options granted to Independent Directors and to amend the Plan in certain other respects, this First Amendment to the Plan has been adopted by the Corporation, effective as set forth herein; provided, however, that in the event the stockholders of the Corporation do not approve this First Amendment to the Plan by the first anniversary of such date, the amendment to Section 2.1(a) provided herein shall be null and void and of no effect.

      1. Effective as of September 8, 1998, Section 1.18 of the Plan is hereby amended in its entirety to read as follows:

      "1.18 INDEPENDENT DIRECTOR. "Independent Director" shall mean a member of the Board who is not (I) an Employee or (ii) an employee of any parent corporation of the Company."

      2. Subject to stockholder approval, effective as of July 22, 1998, Section 2.1(a) of the Plan is hereby amended in its entirety to read as follows:

      "(a) The shares of stock subject to Options, awards of Restricted Stock, Performance Awards, Dividend Equivalents, awards of Deferred Stock, Stock Payments or Stock Appreciation Rights shall be Common Stock, initially shares of the Company's Class A Common Stock, par value $0.01 per share. The aggregate number of such shares which may be issued upon exercise of such Options or rights or upon any such awards under the Plan shall not exceed two million four hundred ninety-six thousand (2,496,000). The shares of Common Stock issuable upon exercise of such Options or rights or upon any such awards may be either previously authorized but unissued shares or treasury shares."

      3. Effective as of September 8, 1998, Section 3.4(d) of the Plan is amended in its entirety to read as follows:

      "(d) During the term of the Plan, a person who is initially appointed or elected to the Board and who is an Independent Director at the time of such initial appointment or election shall be granted (i) an Option to purchase twenty thousand (20,000) shares of Common Stock (subject to adjustment as provided in Section 10.3) on the date of such initial appointment or election and (ii) an Option to purchase seven thousand (7,000) shares of Common Stock (subject to adjustment as provided in Section 10.3) on the date of each annual meeting of stockholders after the first anniversary of such initial appointment or election as of which the Independent Director is serving as a Director of the Company. Members of the Board who are Employees who subsequently retire from the Company (or a Subsidiary) and remain on the Board will not receive an initial Option grant pursuant to clause (i) of the preceding sentence, but to the extent that they are otherwise eligible, will receive, after Termination of Employment, Options as described in clause (ii) of the preceding sentence."

      4. Effective as of September 8, 1998, Section 4.4(a) of the Plan is amended in its entirety to read as follows:

      "(a) The period during which the right to exercise an Option in whole or in part vests in the Optionee shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; PROVIDED, HOWEVER, that, unless the Committee otherwise provides in the terms of the Option or otherwise, no Option shall be exercisable by any Optionee who is then subject to Section 16 of the Exchange Act within the period ending six months and one day after the date the Option is granted; and provided further, that options granted to Independant Directors shall become exercisable in cumulative annual installments of one-third on each of the first, second and third anniversaries of the date of Option grant. At any time after grant of an Option, the Committee (the Board with respect to Independent Directors) may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option vests."

      5. Effective as of February 27, 1997, Section 9.1 of the Plan is amended in its entirety to read as follows:

      "9.1 COMMITTEE. Prior to the Company's initial registration of Common Stock under Section 12 of the Exchange Act, the Committee shall consist of the entire Board. As soon as practicable following such registration, the Committee shall be the Compensation Committee of the Board; provided, however, that with respect to each Section 162(m) Participant, the "Committee" hereunder shall mean a committee of solely two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is an "outside director" for purposes of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board."


Executed at Salt Lake City, Utah this ____ day of _________, 1998.


                      WEIDER NUTRITION INTERNATIONAL, INC.


                                    By:
                                    -----------------------------------
                                    [Name]
                                    [Title]